As filed with the Securities and Exchange Commission on September 29, 1998

     1933 Act Registration No. 33-37928; 1940 Act Registration No. 811-6259


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X

        Pre-Effective Amendment No. ____


        Post-Effective Amendment No.  17                             X

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940               X
                                Amendment No. 18

                        (Check appropriate box or boxes.)

                               STRATUS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                       200 Centre Terrace, 1225 "L" Street
                             Lincoln, Nebraska 68508
               (Address of Principal Executive Offices)(Zip Code)

     Registrant's Telephone Number, including Area Code: (402) 476-3000

                                 Thomas C. Smith
                               STRATUS FUND, INC.
                       200 Centre Terrace, 1225 "L" Street
                             Lincoln, Nebraska 68508
                     (Name and Address of Agent for Service)

                        Copies of all communications to:

                                Thomas H. Duncan
                        Ballard Spahr Andrews & Ingersoll
                          1225 17th Street, Suite 2300
                             Denver, Colorado 80202

Approximate Date of Proposed Public Offering:      As soon as practicable after
                                                   the Registration Statement
                                                   becomes effective.


It is proposed that this filing will become effective:

             x immediately  upon  filing  pursuant  to  paragraph  (b)
               on (Date) pursuant  to  paragraph  (b)
               60 days after filing pursuant to paragraph (a)(i) on (Date) pursuant to paragraph (a)(i)
               75 days after filing pursuant to paragraph (a)(ii) on (Date) pursuant to paragraph (a)(ii) of Rule 485

                               STRATUS FUND, INC.
                              Cross-Reference Sheet
                             Required by Rule 404(a)

NOTE: THE REGISTRANT OFFERS SHARES OF FIVE INVESTMENT PORTFOLIOS. EACH PORTFOLIO IS COMPRISED OF TWO CLASSES OF SHARES, THE INSTITUTIONAL CLASS SHARES AND THE RETAIL CLASS A SHARES. EACH CLASS OF SHARES IS OFFERED PURSUANT TO A SEPARATE PROSPECTUS AND A COMBINED STATEMENT OF ADDITIONAL INFORMATION.

N-1A Item No.                                            Location in Prospectus
-------------                                           ------------------------

                                     PART A

 1.     Cover Page.....................................Cover Page
 2.     Synopsis.......................................Introduction
 3.     Condensed Financial Information................Financial Highlights
 4.     General Description of Registrant..............Investment
                                                       Objectives and Policies;
                                                       Risk Factors; Special
                                                       Investment Methods;
                                                       General Information
 5.     Management of the Fund.........................Management; General
                                                       Information
 6.     Capital Stock and Other Securities.............Cover Page; Valuation
                                                       of Shares; Dividends and
                                                       Taxes;General Information


 7.     Purchase of Securities Being Offered...........Purchase of Shares
 8.     Redemption or Repurchase.......................Redemption of Shares
 9.     Pending Legal Proceedings......................Not Applicable

                                     PART B

                                                       Location in Statement
                                                       of Additional Information
                                                      --------------------------
10.     Cover Page.....................................Cover Page
11.     Table of Contents..............................Table of Contents
12.     General Information and History ...............General Information
13.     Investment Objective and Policies..............Investment Objectives,
                                                       Policies and Restrictions
14.     Management of the Fund ........................Directors and Executive
                                                       Officers; Investment
                                                       Advisory and Other
                                                       Services
15.     Control Persons and Principal
        Holders of Securities..........................Investment Advisory and
                                                       Other Services;
                                                       Capital Stock

16.     Investment Advisory and Other Services.........Investment Advisory and
                                                       Other Services

 17.    Brokerage Allocation and Other Practices.......Portfolio Transactions
                                                       and Brokerage
                                                       Allocations

18.     Capital Stock and Other Securities.............Capital Stock and Control

19.     Purchase, Redemption and Pricing of
        Securities Being Offered.......................Net Asset Value and
                                                       Public Offering Price;
                                                       Redemption
20.     Tax Status.....................................Tax Status

21.     Underwriters...................................Investment Advisory
                                                       and Other Services
22.     Calculation of Performance Data................Calculation of
                                                       Performance Data

23.     Financial Statements...........................Financial Statements


                                     PART C

           Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                               STRATUS FUND, INC.

                           INSTITUTIONAL CLASS SHARES

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO

STRATUS FUND, Inc. (the "Fund"), is a mutual fund that offers separate classes of shares in the five portfolios listed above (the "Portfolios"). This Prospectus relates solely to the Institutional Class shares (the "shares") of the Portfolios, a class of shares designed to offer financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in one or more professionally managed portfolios of securities. Each Portfolio also offers Retail Class A shares that differ from the Institutional Class shares with respect to distribution costs and sales charges.

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO has an investment objective of current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

        GOVERNMENT SECURITIES PORTFOLIO has an investment objective of providing a high total return consistent with the preservation of capital.

        GROWTH PORTFOLIO has an investment objective of capital appreciation and income.

        CAPITAL APPRECIATION PORTFOLIO has an investment objective of capital appreciation.

        INTERNATIONAL PORTFOLIO has an investment objective of high total return consistent with reasonable risk by investing primarily in a diversified portfolio of securities of companies located in countries other than the United States.

        This Prospectus concisely describes information about the Portfolios that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional
Information about the Portfolios dated as of the date of this Prospectus is available free of charge from SMITH HAYES Financial Services Corporation upon request made in writing addressed to 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508, or by telephone at (402) 476-3000 or (800) 279-7437.
The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

        SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OF, OR ENDORSED OR GUARANTEED BY, UNION BANK AND TRUST COMPANY OR ANY OTHER BANK, NOR ARE THEY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      The date of this Prospectus is September 29, 1998

INTRODUCTION

        STRATUS FUND, Inc. (the "Fund") is a Minnesota corporation operating as an open-end, series, management investment company, commonly called a mutual fund. The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company. The shares of each portfolio have been further divided into Retail Class A shares and Institutional Class shares. This Prospectus relates to the Institutional Class shares (the "shares") of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio (each a "Portfolio" and collectively the "Portfolios").

The Portfolios

        The Portfolios each have their own distinct investment objectives and policies which are briefly summarized below. For a complete discussion of the investment objectives and policies see "Investment Objectives and Policies".

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO has an investment objective of current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. The Portfolio seeks to achieve its objective by investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agents or instrumentalities. The Portfolio will maintain an average dollar weighted maturity of between three (3) and ten (10) years.

        GOVERNMENT SECURITIES PORTFOLIO has an investment objective of providing a high total return consistent with the preservation of capital. The Portfolio seeks to achieve its objective by investing at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and the remainder of its assets in marketable debt obligations rated at the time of purchase within the four highest debt ratings established by Moody's Investment Services, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P") (Aaa, Aa, A and Baa for Moody's and AAA, AA, A and BBB for S&P), obligations of commercial banks, including repurchase agreements and money market instruments.

        GROWTH PORTFOLIO has an investment objective of capital appreciation and income. The Portfolio seeks to achieve its objective by investing in a diversified portfolio of common stock and securities convertible into common stock, the majority of which will be of seasoned companies with market capitalizations of $1 billion or more. In addition, the Portfolio will maintain at least 65% of its total assets in equity securities yielding dividends and/or interest bearing securities convertible into common stock.

        CAPITAL APPRECIATION PORTFOLIO has an investment objective of capital appreciation. The Portfolio seeks to achieve its objective by investing in a diversified portfolio of common stocks and convertible securities which are anticipated to have earnings growth above market averages.

        INTERNATIONAL PORTFOLIO has an investment objective of high total return consistent with reasonable risk by investing primarily in a diversified portfolio of securities of companies located in countries other than the United States.

Certain Risk Factors to Consider

        An investment in the Portfolios is subject to certain risks, as set forth in detail under "Risk Factors" and "Investment Objectives and Policies," including, with respect to the Growth Portfolio and Capital Appreciation
Portfolio, those risks associated with investing in special situations and engaging in options transactions, with respect to the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and the International Portfolio, those risk associated with investments in securities rated BBB by S&P or Baa by Moody's, and with respect to the International Portfolio, those risks associated with investing in foreign securities. As with other mutual funds, there can be no assurance that the Portfolios will achieve their investment objectives.

Investment Adviser, Sub-Adviser and Administrator

     The Portfolios are managed by Union Bank and Trust Company of Lincoln, Nebraska (the "Adviser"). The Adviser has engaged Murray Johnstone International, Inc., a corporation organized under the laws of Scotland, to act as sub-adviser to the International Portfolio (the "Sub-Adviser"). Lancaster Administrative Services, Inc. acts as the Fund's transfer agent and administrator ("Administrator"). The Portfolios pay the Adviser and Administrator monthly fees for advisory services and administrative services rendered. See "Management - Investment Adviser, - Administrator" and "Management
- Portfolio Brokerage."

The Distributor

     SMITH HAYES Financial Services Corporation ("SMITH HAYES"), a wholly owned subsidiary of Consolidated Investment Corporation, acts as the distributor ("Distributor") of the Fund's shares. See "Purchase of Shares."

Purchase of Shares

        Shares of the Portfolios are offered to the public at the next determined net asset value after receipt of an order by the Distributor. The minimum aggregate initial investment in the Portfolios is $250,000, unless waived by the Fund. No minimum amount is required for subsequent investments.

Exchanges

     An owner of shares of a Portfolio may exchange some or all of such shares for Institutional Class shares of another Portfolio. Exchanges are generally made at net asset value. See "Purchase and Exchange of Shares."

Redemptions

        Shares of the Portfolios may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Distributor.

Dividends

     Dividends are declared at least annually and will be automatically reinvested unless the shareholder elects otherwise. See "Dividends and Taxes."

EXPENSES

        The table below is provided to assist the investor in understanding the various expenses that an investor in the Portfolios will bear, whether directly or indirectly, through an investment in the Portfolios. For more complete descriptions of the various costs and expenses, see "Management -- Investment Adviser and Sub-Adviser," "Management -- Administrator" and "Management -- Expenses."


Annual Operating Expenses

        The  table  below  provides  information   regarding  expenses  for  the
Portfolios expressed as annual percentages of average daily net assets based upon amounts incurred during the most recent fiscal year.


            Intermediate    Government                Capital
             Government     Securities   Growth    Appreciation   International
           Bond Portfolio   Portfolio    Portfolio   Portfolio     Portfolio


Management Fees    .65%         .50%        .75%        1.40%         1.15%
Other Expenses     .52%         .32%        .33%         .57%          .50%
                   ---          ---         ---          ---           ---
Total Portfolio   1.17%         .82%       1.08%        1.97%         1.65%
                  ====          ===        ====         ====          ====

  Operating Expenses

     Commencing January 4, 1994, the Capital Appreciation Portfolio began paying the Adviser a basic investment advisory fee of 1.40% of average annual net assets that is adjusted upward or downward based upon the Portfolio's performance. From January 4, 1994 through December 31, 1997 the advisory fee could be increased or decreased by up to 1.40% depending on the Portfolio's performance relative to the S&P 500 Index. Effective January 1, 1998, depending upon performance relative to the Russell 2000 Stock Index on a 12 month average, the fee could be up to 2.40% of average annual net assets or as low as 0.40%. The management fees for the Capital Appreciation Portfolio have been restated to reflect the basic fee of 1.40% without adjustment. The annual management fee for the fiscal year July 1, 1997 until June 30, 1998 was .38%. The Administrator is entitled to receive an annual fee equal to .25% of the Fund's average daily net assets under the terms of its administrative services agreement with the Fund. Fees may be used by the Administrator to enter Sub-Administration Agreements with various banks. Such fees may be rebated to bank customers. See "Management
- Administrator."

Example

        You would pay these expenses (which includes sales charges) on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

             Intermediate    Government                Capital
           Government Bond   Securities    Growth    Appreciation  International
   PERIOD     Portfolio      Portfolio     Portfolio  Portfolio       Portfolio


1 year           $ 12           $  8         $ 10        $ 8             $ 17
3 years          $ 37           $ 26         $ 30        $ 24            $ 52
5 years          $ 64           $ 46         $ 53        $42             $ 90
10 years         $142           $101         $1117       $94             $195


        The purpose of the table above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly as a result of an investment in the Portfolios. Such expenses do not include any fees charged by financial institutions to customer accounts which may be invested in shares of the Portfolios. See "Management" for a more complete discussion of the shareholder transaction and annual operating expenses for the Portfolios of the Fund. The information set forth in the Annual Operating Expenses and Example tables above relates only to Institutional Class shares. Each Portfolio also offers Retail Class A shares that bear certain sales charges and distribution costs. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Shareholder Inquiries

        Any questions or communications regarding a shareholder account should be directed to your SMITH HAYES investment executive or other broker-dealer. General inquiries regarding the Portfolios should be directed to the Fund at one of the telephone numbers set forth on the cover page of this Prospectus.

FINANCIAL HIGHLIGHTS


        The following financial highlights provide selected data for a share of each Portfolio outstanding throughout the periods and other information as indicated. The financial highlights have been audited by Deloitte & Touche LLP, independent certified public accountants, for the years ended June 30, 1998, 1997 and 1996 and by other independent auditors for the preceding periods presented, whose reports thereon were unqualified. This information should be read in conjunction with the Fund's financial statements and the notes thereto. The Fund's financial statements for the year ended June 30, 1998 along with the report of Deloitte & Touche LLP, appear in the Fund's 1998 Annual Report to shareholders. Further information about the performance of the Portfolios is also contained in the Fund's Annual Report to shareholders and is available upon request and without charge by calling (800) 279-7437.


                              FINANCIAL HIGHLIGHTS


      INTERMEDIATE GOVERNMENT BOND PORTFOLIO - INSTITUTIONAL CLASS SHARES


      Years Ended June 30, 1998, 1997, 1996, 1995, 1994, 1993, and 1992 and
 for the period from May 15, 1991 (commencement of operations) to June 30, 1991


Net asset value:          1998     1997      1996    1995    1994    1993     1992      1991
                          ----     ----      ----    ----    ----    ----     ----      ----

Beginning of period      $10.48     10.47    10.56   10.29   10.84   10.72    10.02     10.00
                         ------     ------   -----   -----   -----   -----    -----     -----
Income (loss)from
investment operations:
   Net investment income   0.52      0.54     0.52    0.50    0.47    0.38     0.94      0.07

   Net realized and
   unrealized gain (loss)
   on investments          0.12      0.02    (0.09)   0.27   (0.55)   0.34     0.70     (0.05)
                           ----      ----    ------   ----   ------   ----     ----     ------
     Total income
    (loss) from
    Investment operations  0.64     0.56     0.43    0.77   (0.08)   0.72     1.64      0.02
                           ----     ----     ----    ----   ------   ----     ----      ----
 Less distributions:
    Dividends from
    net investment income (0.52)    (0.55)   (0.52)  (0.50)  (0.47)  (0.38)   (0.94)     ----

    Distributions
    from capital gains    -----     -----    ------  ------  ------  (0.22)   ------    -----
                          -----     -----    ------  ------  ------  ------   ------    -----
     Total distributions  (0.52)    (0.55)   (0.52)  (0.50)  (0.47)  (0.60)   (0.94)    -----
                          -----     -----    ------  ------  ------  ------   ------    -----

End of period            $10.60     10.48(a) 10.47   10.56   10.29    10.84    10.72    10.02
                         ======    =======   =====   =====   =====    =====    =====    =====

TOTAL RETURN              6.3%      5.6%(a)    4.1%    7.9%   (.8%)    8.9%     11.4%   1.6% (b)
                         =====      =====      ====   =====   ====     =====   ======   =====

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
  period (000's)         $4,009    4,606    7,225   5,518   7,775    6,748    4,681    2,230

Ratio of expense to
average net assets        1.17%     1.02%    1.03%   1.11%   1.05%    1.12%    1.04%   1.46%(c)

Ratio of net income
to average net assets     4.93%     5.14%    4.95%   4.84%   4.41%    4.58%    5.31%   7.41%(c)

Portfolio turnover rate    --      26.88%    4.05%  27.67%  21.02%   32.39%  205.89%     --


(a) Excludes maximum sales load of 3%
(b) Total return is not annualized.
(c) Annualized for those periods less than twelve months in duration.




                              FINANCIAL HIGHLIGHTS


          GOVERNMENT SECURITIES PORTFOLIO - INSTITUTIONAL CLASS SHARES


       Years ended June 30, 1998, 1997, 1996 and 1995 and the period from
          October 8, 1993 (commencement of operations) to June 30, 1994



 NET ASSET VALUE:                      1998        1997       1996     1995         1994
                                       ----        ----       ----     ----         ----
Beginning of period:                   $9.72       9.64       9.77     9.40         10.00
                                       -----      -----       ----     ----         -----
Income (loss) from
investment operations:
     Net investment income              0.51       0.51       0.49     0.45         0.27
     Net realized and unrealized
       gain (loss) on investments       0.16       0.08      (0.13)    0.37        (0.60)
                                        ----       ----      ------    ----        ------
          Total income (loss)
           from investment operations   0.67       0.59       0.36     0.82        (0.33)
                                        ----       ----       ----     ----        ------
Less distributions from net
   investment income                   (0.51)     (0.51)     (0.49)   (0.45)       (0.27)
                                       ------     ------     ------   ------       ------

End of period                          $9.88       9.72(a)    9.64     9.77         9.40
                                       =====      ======      ====    =====         ====

TOTAL RETURN                            7.0%       6.3%(a)    3.7%     9.0%        (3.4%)(b)
                                        =====     ========    ====     ====       =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)     $30,368      26,534     23,043   13,885      12,478

Ratio of expense to average
   net assets                           0.82%      0.71%       0.69%   0.80%        0.74%(c)

Ratio of net income to average
   net assets                           5.17%      5.21%       5.04%   4.82%        3.89%(c)

Portfolio turnover rate                 2.07%     27.20%      40.61%  33.88%       17.36%



        (a) Excludes maximum sales load of 3%.
        (b) Total return is not annualized.
        (c) Annualized for those periods less than twelve months in duration.




                              FINANCIAL HIGHLIGHTS


                  GROWTH PORTFOLIO - INSTITUTIONAL CLASS SHARES


             Years ended June 30, 1998,  1997, 1996 and 1995 and the period from
                October 8, 1993 (commencement of operations) to June 30, 1994



 NET ASSET VALUE:                   1998     1997        1996      1995    1994
                                    ----     ----        ----      ----    ----
 Beginning of period:              $17.07    13.67      11.47      9.84    10.00
                                   ------   ------      -----      ----    -----
 Income from investment
     operations:
     Net investment income          0.11     0.22        0.23      0.22    0.19
     Net realized and unrealized
       gain (loss) on investments   3.45     3.99        2.36      1.72   (0.16)
                                    ----     ----        ----      ----   ------

            Total income from
            Investment operations   3.56     4.21        2.59      1.94    0.03
                                    ----     ----        ----      ----    ----
  Less distributions:
     Dividends from net
           investment income       (0.11)   (0.22)      (0.22)    (0.22)  (0.19)
     Distributions from
       capital gains               (1.99)   (0.59)      (0.17)    (0.09)   -----
                                   ------   ------      ------    ------   -----
            Total distributions    (2.10)   (0.81)      (0.39)    (0.31)  (0.19)
                                   ------   ------      ------    ------  ------
 End of period                     $18.53    17.07(a)   13.67     11.47    9.84
                                  =======   =======     =====     =====    ====

 TOTAL RETURN                      22.29%   32.6% (a)   22.6%     20.3%   (0.3%)(b)
                                  =======   =========   =====     =====   ======

 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) $63,097     46,189   24,628   12,813   12,892

Ratio of expense to
   average net assets              0.76%     0.72%      0.71%     0.82%    0.76%(c)

Ratio of net income to
   average net assets              0.18%     1.46%      1.78%     2.14%    2.38%(c)

Portfolio turnover rate          137.03%    88.53%     92.72%    19.89%   10.05%

        (a) Excludes maximum sales load of 4%.
        (b) Total return is not annualized.
        (c) Annualized for those periods less than twelve months in duration.




                              FINANCIAL HIGHLIGHTS


                CAPITAL APPRECIATION PORTFOLIO- INSTITUTIONAL CLASS SHARES


     Years Ended June 30, 1998, 1997, 1996, 1995 and 1994 and for the period from January 4, 1993 (commencement of operations) to June 30, 1993

 NET ASSET VALUE:                 1998       1997       1996       1995     1994       1993
                                  ----       ----       ----       ----     ----       ----
 Beginning of period:            $14.25      13.19      11.23      8.95     9.40      10.00
                                 ------     ------      -----      ----     ----      -----
 Income (loss) from
  investment operations:
     Net investment income (loss)  0.03       0.18      (0.19)    (0.15)   (0.12)     (0.04)

     Net realized and
       unrealized gain (loss)
       on investments              0.86       1.48       2.88      2.62    (0.33)     (0.56)
                                   ----       ----       ----      ----    ------     ------
       Total income (loss)from
         investment operations     0.89       1.66       2.69      2.47    (0.45)     (0.60)
                                   ----       ----       ----      ----    ------     ------
Less distributions form
   net investment income           (.03)      (.12)      -----     ------   -----     -----
                                   -----     -----       -----     ------   -----     -----
Less distributions from
   capital gains                  (0.72)     (0.48)     (0.73)    (0.19)    -----     -----
                                  ------     ------     ------    ------    -----     -----
         Total Distributions      (0.75)     (0.60)     (0.73)    (0.19)    -----     -----
                                  ------     ------     ------    ------    -----     -----

End of period                    $14.39      14.25(a)   13.19     11.23     8.95       9.40
                                  =====     =======     =====     =====     ====       ====

TOTAL RETURN                       7.5%      11.7%(a)   26.0%     28.6%    (4.8%)     (6.0%)(b)
                                   ====      ======     =====     =====    ======     =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) $9,175      6,733      2,474      749       654       583

Ratio of expenses to average
   net assets                      0.76%      0.91%      2.84%     2.69%     2.13%    2.41%(c)

Ratio of net income (loss) to
   average net assets              0.18%      1.31%     (1.54%)   (1.59%)   (1.27%)  (1.04%)(c)

Portfolio turnover rate          277.31%    322.07%    179.06%   214.47%     9.09%    4.42%


        (a) Excludes maximum sales load of 4%.
        (b) Total return is not annualized.
        (c) Annualized for those periods less than twelve months in duration.


                              FINANCIAL HIGHLIGHTS



               INTERNATIONAL PORTFOLIO- INSTITUTIONAL CLASS SHARES


          Year ended June 30, 1998 and the period from October 1, 1996
                  (commencement of operations) to June 30, 1997


     Net asset value:                                  1998         1997
                                                       ----         ----
     Beginning of period                              $11.22       10.00
                                                      ------      ------
     Income from investment operations:
            Net investment income                      0.02         0.15
           Net realized and unrealized gain
             on investments                            0.64         1.22
                                                       ----         ----
            Total income from investment operations    0.66         1.37
                                                       ----         ----

    Less distributions:
          Dividends from net investment income        (0.02)       (0.15)
                                                      ------       ------
          Distributions from capital gains            (0.11)       ------
                                                      ------       ------
     Total Distributions                              (0.13)       (0.15)
                                                      ------       ------

     End of period                                   $11.75        11.22 (a)
                                                     ======       ==========

     TOTAL RETURN                                      6.3%        18.2% (a)(b)
                                                       ====        ============

     RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period  (000's)               $11,474       10,431

    Ratio of expenses to average net assets            1.65%        1.48%(b)

    Ratio of net income to average net assets          0.21%        1.89%(b)

    Portfolio turnover rate                           52.92%       33.77%


        (a) Excludes maximum sales load of 4%.
        (b) Annualized for those periods less than twelve months in duration.

INVESTMENT OBJECTIVES AND POLICIES

        The  investment  objective  of each of the  Portfolios  listed  below is fundamental  and cannot be changed  without  shareholder  approval in the manner described under the caption "Special Investment Methods - Investment Restrictions." In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Portfolios' objectives may be changed without shareholder approval, unless otherwise noted. See "Special Investment Methods" for definitions and discussion regarding certain types of securities and the risks of investing in such securities.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Investment Objective

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

Investment Policies

     In order to achieve its objective, at least 80% of the assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. Additionally, the Portfolio may invest in money market instruments. See "Special Investment Methods - Money Market Instruments."

        The Portfolio maintains an average dollar weighted maturity with respect to all of the debt securities in which it will invest between three (3) and ten
(10) years.

        In seeking to achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio reserves the right to sell any security without regard to the length of time it has been held if general economic, industry or securities market conditions warrant such action. The Portfolio expects that annual portfolio turnover rate will normally not exceed 100%. The higher the portfolio turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change.

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

Investment Policies

        In order to achieve this objective, at least 80% of the total assets of the Portfolio will be invested in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. In addition, the Portfolio will invest its remaining assets in the following securities:

        1. Domestic issues of marketable debt obligations, rated at time of purchase within the four highest debt rating categories established by Moody's or S&P. A description of these debt rating categories (Moody's Aaa, Aa, A and Baa, and S&P AAA, AA, A and BBB) is found in Appendix A to the Statement of Additional Information. In selecting domestic issues of marketable debt securities for the Portfolio, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. Such issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        2. Obligations of commercial banks, including negotiable certificates of deposit, banker's acceptances and repurchase agreements on securities issued or guaranteed by the U.S. Government. Certificates of deposit and banker's acceptances evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. A repurchase agreement involves the sale of securities and an agreement by the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time period, usually until the next business day but occasionally for longer periods. Repurchase agreements involve certain risks which are described in greater detail in the Statement of Additional Information.

        3. Debt securities that are convertible into or exchangeable for shares of common stock. The Government Securities Portfolio may only invest in convertible debt securities rated at the time of purchase within the four highest debt rating categories established by Moody's or S&P, or be determined to be a comparable quality by the Investment Adviser at the time of purchase.

        4. Money market instruments. See "Special Investment Methods - Money Market Instruments."

        In seeking to achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio reserves the right to sell any security without regard to the length of time it has been held if general economic, industry or securities market conditions warrant such action. The Portfolio expects that annual portfolio turnover rate will normally not exceed 100%. The higher the Fund's portfolio turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and seven years.

GROWTH PORTFOLIO

Investment Objective

        The investment objective of the Growth Portfolio is capital appreciation and income.

Investment Policies

        The Growth Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and convertible securities convertible into common stock. Except during periods when the Growth Portfolio assumes a temporary defensive position, the Growth Portfolio will have at least 65% of its total assets invested in common stocks or in securities convertible to common stock. In addition, the Growth Portfolio will maintain at least 65% of its total assets in equity securities yielding dividends and/or interest bearing securities convertible into common stock. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities, put and call options and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies (greater than $1 billion market capitalization), which, in the view of the Adviser, possess attractive growth characteristics, market valuations and dividends. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

        The Growth Portfolio seeks to identify and invest in companies whose earnings and dividends the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the companies' shares and which will outperform the Standard and Poor's Equity Index on a risk adjusted basis (an evaluation of return adjusted by a factor reflecting the volatility of the issue versus the S & P 500 index). In seeking these investments, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once companies are identified as possible investments, the Adviser applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced. The Adviser may use options in hedging strategies designed to protect the Growth Portfolio's holdings. See "Special Investment Methods Options Transactions."

     The Growth Portfolio may periodically invest in special situations. See "Special Investment Methods - Special Situations" below.

        The convertible securities in which the Growth Portfolio may invest include convertible debt and convertible preferred stock which is rated in the four highest ratings categories of Moody's and S&P for such securities. For a description of the Moody's and S&P's ratings see Appendix A to the Statement of Additional Information.

        When the Investment Adviser believes that prevailing market or economic conditions warrant a temporary defensive investment position, the Growth
Portfolio may invest a portion or all of its assets in high grade non-convertible preferred stock, non-convertible debt securities and United States Government, state and municipal and governmental agency and instrumentality obligations, or funds may be retained in cash or cash equivalents, such as money market mutual fund shares. Securities issued or guaranteed by the United States Government may include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which are typically tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds by public bodies to finance private commercial and industrial facilities.

CAPITAL APPRECIATION PORTFOLIO

Investment Objective

     The Investment Objective of the Capital Appreciation Portfolio is capital appreciation.

Investment Policies

        The Portfolio seeks to achieve this objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Adviser invests principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such companies' shares. While the Portfolio may assume from time to time temporary defensive positions and invest in U.S. Government debt securities, repurchase agreements and money market instruments, the Portfolio will maintain at least 65% of its total assets in common stocks or in securities convertible into common stock at all times.

        In making investment selections, the Adviser relies primarily on a market momentum based analysis for security selection. However, securities may also be selected for investment based upon considerations such as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser further evaluates such companies by application of a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.

        The Capital Appreciation Portfolio invests principally in medium and small capitalization companies (market capitalization of $5 billion or less). Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

        The Capital Appreciation Portfolio may also periodically invest in special situations. See "Special Investment Methods - Special Situations" below.

        The Capital Appreciation Portfolio may invest in convertible securities including convertible debt and convertible preferred stock. Such convertible debt and convertible preferred stock shall be rated BBB or higher by S&P or Baa by Moody's. For a description of Moody's and S&P's ratings see Appendix A to the Statement of Additional Information. The Adviser may also use options and hedging strategies designed to protect the Portfolio's holdings.

INTERNATIONAL PORTFOLIO

Investment Objective

        The investment objective of the International Portfolio is high total return consistent with reasonable risk by investing primarily in a diversified portfolio of securities of companies located in countries other than the United States.

Investment Policies

        The Portfolio will invest primarily (under normal circumstances, at least 65% of its total assets) in common stocks of established foreign companies believed by the Sub-Adviser to have potential for capital growth, income or both. The Portfolio may invest up to 35% of its total assets in any other type of security including, but not limited to, convertible securities, preferred stock, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or of any international agency (such as the World Bank, Asian Development Bank or Inter-American Development Bank) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions.

        The Portfolio will make investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the Portfolio's investments with at least 65% of the Portfolio's total assets invested in the securities of issuers in no less than three countries. The Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Sub-Adviser poses no unique investment risk. The Sub-Adviser considers an investment in a given foreign country to have "no unique investment risk" if the Portfolio's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth. Under exceptional economic or market conditions, the Portfolio may invest substantially all of its assets in only one or two countries. In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser ordinarily will consider the following factors: prospects of relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions;

the outlook for currency relationship; and the range of individual investment opportunities available to the global investor.

        The Portfolio may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A country is considered by the Sub-Adviser to be a developing country if it is not included in the Morgan Stanley Capital International World Index.
Examples of developing countries would currently include countries such as Argentina, Brazil, Chile, India, Indonesia, Korea, Mexico, Taiwan and Turkey. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investing in developing countries also involves a higher probability of occurrence of the risks of investing in foreign securities in general, including but not limited to, less financial information available, relatively illiquid markets, and the possibility of adverse government action (see "Risk Factors" below). No more than 30% of the Portfolio's net assets may be invested in the securities of issuers located in developing countries. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher long-term rates of return to investors. The Sub-Adviser believes that these characteristics may be expected to continue in the future.

        Generally, the Portfolio will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. Frequent trades may result in higher brokerage and other costs to the Portfolio and greater tax liability to Portfolio shareholders by reason of more short-term capital gains. The Sub-Adviser expects that the portfolio turnover for the International Portfolio will be less than 100%.

        Although the Portfolio invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Of this, at least 30% will be of the highest credit quality available (rated AAA or Aaa by S&P or Moody's, respectively, or if not rated by S&P or Moody's, then determined by the Sub-Adviser to be of equivalent credit quality). The remaining 5% of Portfolio assets that may be invested in debt securities may be rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, if unrated, then determined by the Sub-Adviser to be of equivalent credit quality. The Sub-Adviser does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

        The Portfolio will not buy any bonds rated less than investment grade (rated at least BBB by S&P or Baa by Moody's). If a change in credit quality after acquisition by the Portfolio causes the bond to no longer be investment grade, the Portfolio will dispose of the bond, if necessary to keep its holdings, if any, of such bonds to 5% or less of the Portfolio's net assets. See the Statement of Additional Information for more information on bond ratings and credit quality.

        The Portfolio may from time to time invest in the debt instruments of foreign sovereign governments. These may include short-term treasury bills, notes and long-term bonds, and will only be considered for investment by the Portfolio if they have the full guarantee of the government in question. The Portfolio will not invest in foreign government securities with a rating by Moody's lower than AA3.

        Securities of foreign issuers purchased by the International Portfolio may be purchased on U.S. registered exchanges, over-the-counter markets or in the form of American Depository Receipts ("ADRs") and other securities representing underlying securities of foreign issuers including securities, such as World Equity Benchmark Shares, that invest in shares of a foreign country in an attempt to track an index for securities of that foreign country. The International Portfolio does not currently purchase securities in foreign markets. Prior to purchasing securities in foreign markets, the International Portfolio will make arrangements for such securities to be held by a qualified foreign custodian in accordance with rules of the Securities and Exchange Commission.

        ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipts and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

        The  Portfolio  may  establish  and  maintain   reserves  for  temporary
defensive purposes or to enable it to take advantage of buying opportunities. The Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, U.S. and foreign government and agency obligations, and obligations of supranational entities, certificates of deposit, bankers' acceptances, time deposits, and obligations of supranational entities, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. During temporary defensive periods as determined by the Sub-Adviser, the Portfolio may hold up to 100% of its total assets in short-term obligations of the types described above. Any money market instruments will be rated at least A-2/P-2 or better by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, determined by the Sub-Adviser to be of equivalent credit quality.

     The Portfolio may invest in the shares of other investment companies to the extent permitted under the Investment Company Act of 1940 and may also engage in certain options transactions for hedging purposes. See "Special Investment Methods - Options Transactions."

RISK FACTORS

Foreign Securities

        Investments by the International Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below.

     CURRENCY RISK. The value of the Portfolio's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Portfolio may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Portfolios investments.


        REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on the United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Portfolio's shareholders.

        EMERGING MARKETS. Foreign securities purchased by the Portfolio may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

Lower Rated Securities

        The Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio are permitted to invest in securities rated Baa by Moody's or BBB by S&P. Although considered investment grade, such securities may be subject to greater risk than higher rated securities. Such securities have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event the credit quality of the securities owned by the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio or International Portfolio declines below investment grade, the Adviser may consider selling such securities.

Other Permitted Investments

        Certain of the other investments permitted for the Portfolios pose special risks in addition to those described above. See "Special Investment Methods" in this Prospectus.

SPECIAL INVESTMENT METHODS

        Some or all of the Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. Government Securities

         The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

        The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities, and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

        As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

Repurchase Agreements

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may enter into repurchase agreements for U.S. Government Securities for temporary defensive purposes. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

Options Transactions

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not. See "Special Investment Methods - Investment Restrictions."

        Use of options in hedging strategies is intended to protect performance but can result in poorer performance than without hedging with options, if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

Convertible Securities

        Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives.

        Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

        As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there cannot be an assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

        Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

Special Situations

        The Growth Portfolio and Capital Appreciation Portfolio may periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

Money Market Instruments

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may invest in money market instruments which include:

     (i)       U.S. Treasury Bills;

     (ii)      U.S. Treasury Notes with maturities of 18 months or less;

     (iii)     U.S. Government Securities subject to repurchase agreements;

     (iv)Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

     (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

     (vi)Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

     (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Objectives,Policies and Restrictions"in the Statement of Additional Information.

     The Intermediate Government Bond Portfolio may invest in the Money Market Instruments described in (i), (ii), (iv) and (vii) above, provided that investments in shares of no load money market mutual funds shall be further invested in those money market mutual funds which invest solely in those securities otherwise permitted for the Portfolio. Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

Borrowing

     The Portfolios may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Portfolio's total assets. Interest paid by a Portfolio on borrowed funds would decrease the net earnings of that Portfolio. None of the Portfolios will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Portfolio's total assets. Each of the Portfolios may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Portfolio without the approval of a majority of that Portfolio's shares.

Portfolio Turnover


     While it is not the policy of any of the Portfolios to trade actively for short-term (less than six months) profits, each Portfolio will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends, and Taxes." The portfolio turnover rate may vary greatly from year to year as well as within a particular year. The portfolio turnover rate for the Capital Appreciation Portfolio was 277% and 137% for the Growth Portfolio for the Funds' fiscal year ended June 30, 1998. That rate of portfolio turnover results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation.


     The method of calculating portfolio turnover rate are set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions - Portfolio
Turnover."

Investment Restrictions

     The Fund has adopted certain investment restrictions applicable to the Portfolios which are set forth in the Statement of Additional Information. Some of these restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) no Portfolio will invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries); (2) no security can be purchased by a Portfolio, except the Intermediate Government Bond Portfolio if, as a result, more than 5% of 75% of the total assets of that Portfolio would then be invested in the securities of a single issuer (other than U.S. Government obligations), except that the Portfolios may purchase securities of other investment companies to the extent permitted by law or exemptive order;
(3) as to the Intermediate Government Bond Portfolio, no security may be purchased by it if, as a result, more than 5% of the value of 100% of its total assets would be invested in the securities of a single issuer (other than U.S. Government obligations), except that the Portfolio may purchase securities of other investment companies to the extent permitted by law or exemptive order;
(4) no security can be purchased by a Portfolio if as a result more than 10% of any class of securities, or more than 5% of the outstanding voting securities of an issuer, would be held by that Portfolio, except that the Portfolio may purchase securities of other investment companies to the extent permitted by law or exemptive order; and (5) no Portfolio will cause more than 10% of the value of its total assets to be invested collectively in repurchase agreements maturing in more than seven days. Additional investment restrictions are set forth in the Statement of Additional Information.

     If a percentage restriction set forth under "Investment Objectives and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and those policies designated by the Fund as fundamental policies, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio. The Adviser may also agree to certain additional investment policies in order to qualify the shares of some of the Portfolios in various states.

MANAGEMENT

Board of Directors

     As in all corporations, the Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund. The Board of Directors meets periodically to review the activities of the Portfolios and the Adviser and to consider policy matters relating to the Portfolios and the Fund.

Investment Adviser and Sub-Adviser

     Union Bank and Trust Company has been retained under an Investment Advisory Agreement with the Fund to act as the Portfolios' Adviser subject to the authority of the Board of Directors. The Adviser has engaged Murray Johnstone International to act as Sub-Adviser for the International Portfolio.

     Union Bank and Trust Company was chartered as a state bank in 1918 and through its Trust Department has been managing investments for its trust accounts for many years; however, until the organization of the Fund, Union had not previously advised mutual funds. Union is substantially owned by Farmers and Merchants Investment, Inc., a Nebraska one bank holding company, which is controlled by members of the Dunlap family, which includes Michael S. Dunlap, an officer and director of the Fund. The address of the Adviser is 3643 So. 48th, Lincoln, Nebraska 68506.


     The Adviser furnishes the Portfolios with investment advice and, in general, supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services: office space, equipment, clerical personnel for servicing the investments of the Portfolios, investment advisory facilities, executive and supervisory personnel for managing the investments and effecting the securities transactions of the Portfolios. In addition, the Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately on the daily average net asset value of the respective Portfolio at an annual rate of .50% for the Government Securities Portfolio; .75% for the Growth Portfolio; .65% for the Intermediate Government Bond Portfolio; 1.40% of the daily net asset value of the Capital Appreciation Portfolio plus or minus a performance-based adjustment described below; and 1.15% for the International Portfolio.

     With regard to the investment advisory fee paid for the Capital Appreciation Portfolio, the Capital Appreciation Portfolio pays the Adviser a basic monthly management fee computed at the annual rate of 1.40% of its daily average net asset value. In addition, the Capital Appreciation Portfolio pays the Adviser an incentive adjustment, by which the basic fee may be increased or decreased by up to 1.00% of the average daily net asset value during the latest 12 months (a rolling average method) of the Portfolio, depending upon the performance of the Portfolio relative to the Russell 2000 Stock Index. See the Statement of Additional Information for a detailed discussion of the incentive fee. For the fiscal year ended June 30, 1998, the Fund paid the Adviser $15,676, which represented a fee equivalent to .38% of average annual net assets.


     William S. Eastwood, CFA, Jon C. Gross, CFA, and Curtis R. LeValley are responsible for the day-to-day management of the Portfolio's investments. William S. Eastwood has been affiliated with Union Bank & Trust Company and the management of the Fund and of the various common trust funds of Union Bank & Trust Company since March of 1995. Prior to joining Union Bank & Trust, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed income common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation. Jon C. Gross is currently an Assistant Vice President/Portfolio Manager and has been affiliated with Union Bank & Trust Company since 1988 and has been actively involved in management of the Fund and the common and collective funds of the Bank since July, 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation. Curtis LeValley is currently a Trust Investment Officer/Portfolio Manager and has been affiliated with Union Bank & Trust Company since May of 1995. Prior to joining Union Bank & Trust, Mr. LeValley managed investment accounts for high net worth individuals.

     The Adviser and Murray Johnstone International have entered into a Sub-Advisory Agreement pursuant to which the Sub-Adviser has agreed to provide investment advisory services for the International Portfolio. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser directs the investments of the International Portfolio and formulates and implements a continuing program for managing the assets of the International Portfolio, subject to the supervision of the Adviser and the Board of Directors of the Fund. The Adviser is obligated under the Sub-Advisory Agreement to compensate the Sub-Adviser for the services it provides thereunder.

     The Sub-Adviser is an international investment manager based in Glasgow, Scotland. The firm oversees financial assets in excess of $7.0 billion around the globe, with North American clients' assets exceeding $1 billion. The Sub-Adviser has offices in Chicago, Singapore, Paris, and London, as well as regional offices in the United Kingdom, and is a wholly-owned subsidiary of United Asset Management Corporation.

     Founded in 1907, the Sub-Adviser was among the earliest overseas investors in Japan, Europe, and the Far East. The firm follows a "top-down" factor driven approach to allocating investors' funds to specific countries. These factors can be categorized into four groups: Macro-economic, Monetary, Value and Performance. The Sub-Adviser also believes strongly in the importance of controlling risk through rigorous fundamental analysis, asset diversification, and comprehensive monitoring.

     Rodger F. Scullion, MSI, Andrew V. Preston, BA(Hons), and James Clunie, BSc(Hons) are responsible for the day-to-day management of the International Portfolio investments.

     Mr. Scullion has over 25 years of investment experience, the last 13 years based in Glasgow with Murray Johnstone. He joined Murray Johnstone in 1983 after 12 years with the Glasgow-based investment management firm where he was a Director and held management responsibilities for investments in the United States, Japan and the Far East. He was appointed a Director of Murray Johnstone Limited in 1988 and was responsible for all Japanese investments. In 1992, Mr. Scullion became the Director in charge of country allocation for Murray Johnstone International (MJI). Mr. Scullion is MJI's Chief Investment Officer and a Director of Murray Johnstone Limited.

     Mr. Preston studied at Melbourne University where he took an Honours degree in Arts, majoring in Economics and Oriental Studies (including Chinese and Japanese languages). This was followed by a post graduate course at Ritsumeikan University in Kyoto, Japan, prior to join the Australian Department of Foreign Affairs. He joined Murray Johnstone in January 1985, initially as an analyst in the UK and US Departments, before being appointed a Portfolio Manager in the Japanese Department. He played a prominent role in the establishment and operation of Yamaichi-Murray Johnstone, a joint venture company formed in 1986 to invest Japanese institutional funds internationally and remains a Director of the company. In 1992, he joined Murray Johnstone International to develop and manage its Canadian operations and to support the company's growing US business. He was appointed a Director of Murray Johnstone International in January 1993 and is a member of the asset/country allocation team.

     Mr. Clunie graduated in 1989 with Honours in Mathematics and Statistics from Edinburgh University. He joined Murray Johnstone in July 1989 as an analyst in the UK Department, researching various market sectors and subsequently becoming a portfolio manager. He is an Associate of the Institute of Investment Management and Research (this is a British investment management qualification), and a CFA (American qualification). He joined Murray Johnstone International in 1992, becoming a member of the asset allocation team for international and global investment accounts. He was involved in research into the performance and development of the MJI asset allocation model. Starting in 1993, he undertook two years of marketing and client servicing in the United States. He then moved to the role of portfolio manager, country allocation team, and is based in MJI's Glasgow headquarters.

Administrator


     Lancaster Administrative Services, Inc., has been retained as the Fund's Administrator under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary recordkeeping services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of .25% of the average daily net assets of each Portfolio. The Administrator may enter into Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to .15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.


Distributor and Distribution Plan

     SMITH HAYES Financial Services Corporation, 200 Centre Terrace, 1225 L. Street, Lincoln, Nebraska 68501-3000, a wholly-owned subsidiary of Consolidated Investment Corporation, serves as the distributor for the Portfolios pursuant to a distribution agreement (the "Distribution Agreement") with the Fund. The

Distributor receives no fee for its services in connection with distribution of the Institutional Class shares, but is entitled to be reimbursed for certain expenses incurred in connection with those activities. The Fund may also execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. Financial institutions that are the record owners of shares for the account of their customers may impose separate fees for account services to their customers.

     The Fund's Investment Adviser, Administrator and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover cost of additional shareholder servicing and distribution activities.

Expenses

     The expenses paid by the Portfolios are deducted from total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, registration and blue sky fees incurred in registering and qualifying the Portfolios under state and federal securities laws, association fees, director fees paid to directors who are not affiliated with the Adviser, and any other fees not expressly assumed by the Adviser or Administrator. Expenses are generally allocated between the Retail Class A and Institutional Class of shares based upon the relative net assets of the respective classes; distribution and shareholder service fees, transfer agency and recordkeeping costs are allocated to the class of shares to which they are attributable. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated to the Portfolios on a pro rata basis, at the time such expenses are accrued. The Portfolios pay their own brokerage commissions and related transactions costs.

Portfolio Brokerage

     The primary consideration in effecting transactions for the Portfolios is execution at the most favorable prices. Except as specifically noted above, the Adviser and Sub-Adviser have complete freedom as to the markets in and the broker-dealers through or with which (acting on an agency basis or as principal) they seek execution at the most favorable prices. The Adviser and Sub-Adviser may consider a number of factors in determining which broker-dealers to use for the Portfolios' transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Portfolio transactions for the Portfolios may be effected through SMITH HAYES, which also acts as the Distributor of the Fund's shares, if the commissions, fees or other remuneration received by SMITH HAYES are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. SMITH HAYES has represented that, in executing portfolio transactions for the Fund, it intends to charge commissions which are substantially less than non-discounted retail commissions. In effecting portfolio transactions through SMITH HAYES, the Fund intends to comply with Section 17(e)(1) of the Investment Company Act of 1940 (the "1940 Act"), as amended.

Banking Law Matters

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as investment adviser, administrator transfer agent or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer. The Fund believes that the Adviser and any other bank or bank affiliate that may perform advisory or sub-transfer agent or similar services may perform the services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

     However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank or bank affiliate were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and an alternative means of continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliate might no longer be able to avail itself of their services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Performance Information

     From time to time, performance information for the Portfolios showing a Portfolio's average annual total return, aggregate total return and/or yield may be presented in advertisements and sales literature. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Portfolio for which performance is being calculated. The Company may also advertise performance that includes results from periods during which the initial assets of the Portfolios were held in a predecessor collective investment trusts managed by the Adviser. Average annual total return is measured by comparing the value of an investment in a Portfolio at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Portfolio's net investment income per share (as calculated on a yield to maturity basis) earned during a recent 30-day period by that Portfolio's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) earned on the last day of the period and annualizing the result.

     In  addition,   from  time  to  time  the   Portfolios  may  present  their
distribution rate in supplemental sales literature which is accompanied or preceded by a prospectus and in its shareholder reports. Distribution rates will be computed by dividing the distribution per share made by a Portfolio over a 12-month period by the maximum offering price per share. The calculation of income and the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-reoccurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of each Portfolio by comparing its performance to the performance of other mutual funds or other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Portfolios that appears in such publications may be included in advertisements and reports to shareholders.

     Yield and total return are functions of the type and quality of instruments held by a Portfolio, operating expenses and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in shares of any of the Portfolios will not be included in performance calculations; such fees, if charged, will reduce the actual performance by that quoted. In addition, if the Adviser, the Administrator, or other parties providing services to the Fund, voluntarily reduce all or part of their respective fees for a Portfolio, the yield and total return for that Portfolio will be higher than it would otherwise be in the absence of such voluntary fee reductions.

PURCHASE OF SHARES

General

     Financial institutions may acquire shares of the Portfolios for their own account or as record owner on behalf of fiduciary, agency or custody accounts. The shares may be purchased at the net asset value per share from registered representatives of SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Fund. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. SMITH HAYES reserves the right to reject any purchase order.

     Shares of each Portfolio may be purchased on days on which the New York Stock Exchange is open for business ("Business Days"). Investors desiring to purchase shares must place their orders with the Distributor prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               STRATUS FUND, Inc.
                               200 Centre Terrace
                                 1225 "L" Street
                             Lincoln, Nebraska 68508

     For subsequent purchases, the name of the account and the account number should be included with any purchase order to properly identify your account. Payment for shares may also be made by bank wire. To do so, the investor must direct his or her bank to wire immediately available funds directly to the Custodian as indicated below:

     1. Telephone the Fund (402) 476-3000 and furnish the name, the account number and the telephone number of the investor as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

     2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number.

The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506
                          Account of STRATUS FUND, Inc.
                                -----------------------------
                         FBO (Account Registration name)
                               #_____________________________

     3. Complete a Purchase Application and mail it to the Fund, if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted). Banks may impose a charge for the wire transfer of funds.

Minimum Investments

     Except as provided under the Automatic Investment Plan a minimum initial aggregate investment of $250,000 is required, unless waived by the Distributor. No minimum amount is required for subsequent investments. All investments must be made through your SMITH HAYES investment executive or other broker-dealer.

Exchange Privileges

     Once payment for shares has been received (i.e., an account has been established), a shareholder may exchange some or all of such shares for Institutional Class shares of other Portfolios of the Fund.

     Exchanges are made at net asset value. Shareholders should contact the Distributor for instructions on how to exchange shares. Exchanges will be made only after receipt by the Distributor of proper instructions in writing or by telephone (an "Exchange Request") for an established account. If an Exchange Request in good order is received by the Distributor by 4:00 p.m. Eastern time on any Business Day, the exchange will ordinarily be effective on that day. Any shareholder who wishes to make an exchange must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

     An exchange between Institutional Class shares and Retail Class A shares of a Portfolio is generally not permitted, except that exchanges between the classes will be permitted should a Retail Class A shareholder become eligible to purchase Institutional class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class A class of a Portfolio and the Institutional Class of the same Portfolio at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class A class of that Portfolio will occur automatically when an
Institutional Class shareholder becomes ineligible to invest in the Institutional Class, at net asset value and without the imposition of a sales load, fee or other charge. The Fund will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares shall be subject to all fees applicable to the Retail Class A shares. The Fund reserves the right to require shareholders to complete an application or other documentation in connection with the exchange.

     Each exchange between the Portfolio and another Portfolio actually represents the sale of shares of one portfolio and the purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to shareholders if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

REDEMPTION OF SHARES

Redemption Procedure

     Shares of the Portfolios, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES. To redeem shares of the Portfolios, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

     1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

     2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and


     3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

Payment of Redemption Proceeds

     Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. A shareholder may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on the shareholder's account application form, provided such bank wire redemptions are in the amounts of $500 or more and all requisite account information is provided to the Fund.

Automatic Withdrawal Plan

     Investors who own shares of the Fund with a value of $5,000 or more may elect to redeem a portion of their shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to the shareholder, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed form the shareholder's account in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of the designated account. Taxable gains or losses may be realized when shares are redeemed under the automatic withdrawal plan.

     Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to the shareholder because to tax liabilities.
Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 from a shareholder who has this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against the shareholder's account when each withdrawal is effected.

     Investor's must notify their account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. An automatic withdrawal plan may be terminated at any time, by written notice from the shareholder.

VALUATION OF SHARES

     The Portfolios determine their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined for a Portfolio on days when no Portfolio shares are tendered for redemption and no order for Portfolio shares is received. The calculation is made as of the close of business of the Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends.

     The net asset value per share for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Portfolio shares outstanding. For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and the asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held by a Portfolio is its last sales price on the exchange prior to the time when assets are valued unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

DIVIDENDS AND TAXES

Dividends

     All net investment income dividends and net realized capital gains distributions with respect to the shares of any Portfolio will be payable in additional shares of such Portfolio (which will be issued at the net asset value next determined following the record date) unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

     Each of the Portfolios will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code (the "Code") and distribute net realized capital gains, if any, to its shareholders on an annual basis.

Taxes

     The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund intends to qualify the Portfolios as "regulated investment companies" as defined in the Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

     Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

     Shareholders of the Intermediate Government Bond and the Government Securities Portfolios may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

     The Fund is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and redemptions paid to a shareholder, if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

     This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers.

GENERAL INFORMATION

Capital Stock

     The Fund is authorized to issue a total of one billion shares of capital stock, with a par value of $.001 per share. The Fund has divided the shares of its capital stock into separate categories of common stock designated as the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio shares. The Fund initially issued only one class of shares of each Portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective December 31, 1997, all shares of the Portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each
Portfolio was authorized. The Fund's Amended and Restated Articles of Incorporation designate 10 million shares to the Institutional Class of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Capital Appreciation Portfolio and International Portfolio and 20 million shares to the Institutional Class of the Growth Portfolio and the Retail Class A class of shares of each Portfolio. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other Portfolios or classes of shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Voting Rights

     Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of Portfolio, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     On an issue affecting only one Portfolio or only one class of shares of a Portfolio, the shares of the Portfolio or class vote as a separate series. Examples of such issues would be proposals to change the Investment Advisory Agreement or change a fundamental investment restriction pertaining to only one Portfolio. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.


     As of September 4, 1998, the Adviser held of record but not beneficially, a substantial majority of the outstanding shares of each of the Portfolios and therefore may be deemed to control each of the Portfolios within the meaning of the 1940 Act.


Shareholders Meetings

     The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

     In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for approval and all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

Allocation of Income and Expenses

     The assets received by the Fund for the issue or sale of shares of the Portfolios, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolios, and constitute the underlying assets of the Portfolios. The underlying assets of the Portfolios are required to be segregated on the books of account, and are to be charged with the expenses of the Portfolios and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

Transfer Agent, Dividend Disbursing Agent and Custodian

     Union Bank and Trust Company, Lincoln, Nebraska, serves as Custodian for the Fund's portfolio securities and cash. The Administrator acts as Transfer Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Portfolios.

Year 2000 Issues


     Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.


Reports to Shareholders

     The Fund will issue semi-annual reports which will include a list of securities of the Portfolio owned by the Fund and financial statements, which in the case of the annual report, will be examined and reported upon by the Fund's independent auditor.

Counsel

     Ballard Spahr Andrews & Ingersoll serves as counsel to the Fund.

Auditors

     The  Fund's  auditors  are  Deloitte  &  Touche  LLP,  Lincoln,   Nebraska,
independent certified public accountants.

                                TABLE OF CONTENTS




INTRODUCTION..............................................................  1

EXPENSES..................................................................  4

FINANCIAL HIGHLIGHTS......................................................  5

INVESTMENT OBJECTIVES AND POLICIES........................................ 11
     Intermediate Government Bond Portfolio............................... 11
     Government Securities Portfolio...................................... 12
     Growth Portfolio..................................................... 13
     Capital Appreciation Portfolio....................................... 14
     International Portfolio.............................................. 15

RISK FACTORS.............................................................. 17

SPECIAL INVESTMENT METHODS................................................ 18

MANAGEMENT................................................................ 24

PURCHASE OF SHARES........................................................ 29

REDEMPTION OF SHARES...................................................... 31

VALUATION OF SHARES....................................................... 33

DIVIDENDS AND TAXES....................................................... 33

GENERAL INFORMATION....................................................... 34

                               STRATUS FUND, INC.

                              RETAIL CLASS A SHARES

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO

STRATUS FUND, Inc. (the "Fund"), is a mutual fund that offers separate classes of shares in the five portfolios listed above (the "Portfolios"). This
Prospectus relates solely to the Retail Class A shares (the "shares") of the Portfolios, a class of shares designed to offer investors a convenient means of investing in one or more professionally managed portfolios of securities through a participating dealer. Each Portfolio also offers Institutional shares that differ from the Retail Class A shares with respect to distribution costs and sales charges.

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO has an investment objective of current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

        GOVERNMENT SECURITIES PORTFOLIO has an investment objective of providing a high total return consistent with the preservation of capital.

        GROWTH PORTFOLIO has an investment objective of capital appreciation and income.

        CAPITAL APPRECIATION PORTFOLIO has an investment objective of capital appreciation.

        INTERNATIONAL PORTFOLIO has an investment objective of high total return consistent with reasonable risk by investing primarily in a diversified portfolio of securities of companies located in countries other than the United States.

        This Prospectus concisely describes information about the Portfolios that you ought to know before investing. Please read it carefully before investing and retain it for future reference. A Statement of Additional
Information about the Portfolios dated as of the date of this Prospectus is available free of charge from SMITH HAYES Financial Services Corporation, upon request made in writing addressed to 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508, or by telephone at (402) 476-3000 or (800) 279-7437.
The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

        SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OF, OR ENDORSED OR GUARANTEED BY, UNION BANK AND TRUST COMPANY OR ANY OTHER BANK, NOR ARE THEY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is September 29, 1998

INTRODUCTION

        STRATUS FUND, Inc. (the "Fund") is a Minnesota corporation operating as an open-end, series, management investment company, commonly called a mutual fund, The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company. The shares of each portfolio have been further divided into Retail Class A shares and Institutional Class shares. This Prospectus relates to the Retail Class A shares (the "shares") of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio (each a "Portfolio" and collectively the "Portfolios").

The Portfolios

        The Portfolios each have their own distinct investment objectives and policies which are briefly summarized below. For a complete discussion of the investment objectives and policies see "Investment Objectives and Policies".

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO has an investment objective of current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. The Portfolio seeks to achieve its objective by investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agents or instrumentalities. The Portfolio will maintain an average dollar weighted maturity of between three (3) and ten (10) years.

        GOVERNMENT SECURITIES PORTFOLIO has an investment objective of providing a high total return consistent with the preservation of capital. The Portfolio seeks to achieve its objective by investing at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and the remainder of its assets in marketable debt obligations rated at the time of purchase within the four highest debt ratings established by Moody's Investment Services, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P") (Aaa, Aa, A and Baa for Moody's and AAA, AA, A and BBB for S&P), obligations of commercial banks, including repurchase agreements and money market instruments.

        GROWTH PORTFOLIO has an investment objective of capital appreciation and income. The Portfolio seeks to achieve its objective by investing in a diversified portfolio of common stock and securities convertible into common stock, the majority of which will be of seasoned companies with market capitalizations of $1 billion or more. In addition, the Portfolio will maintain at least 65% of its total assets in equity securities yielding dividends and/or interest bearing securities convertible into common stock.

        CAPITAL APPRECIATION PORTFOLIO has an investment objective of capital appreciation. The Portfolio seeks to achieve its objective by investing in a diversified portfolio of common stocks and convertible securities which are anticipated to have earnings growth above market averages.

        INTERNATIONAL PORTFOLIO has an investment objective of high total return consistent with reasonable risk by investing primarily in a diversified portfolio of securities of companies located in countries other than the United States.

Certain Risk Factors to Consider

        An investment in the Portfolios is subject to certain risks, as set forth in detail under "Risk Factors" and "Investment Objectives and Policies," including, with respect to the Growth Portfolio and Capital Appreciation
Portfolio, those risks associated with investing in special situations and engaging in options transactions, with respect to the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and the International Portfolio, those risk associated with investments in securities rated BBB by S&P or Baa by Moody's, and with respect to the International Portfolio, those risks associated with investing in foreign securities. As with other mutual funds, there can be no assurance that the Portfolios will achieve their investment objectives.

Investment Adviser, Sub-Adviser and Administrator

     The Portfolios are managed by Union Bank and Trust Company of Lincoln, Nebraska (the "Adviser"). The Adviser has engaged Murray Johnstone International, Inc., a corporation organized under the laws of Scotland, to act as sub-adviser to the International Portfolio (the "Sub-Adviser"). Lancaster Administrative Services, Inc. acts as the Fund's transfer agent and administrator ("Administrator"). The Portfolios pay the Adviser and Administrator monthly fees for advisory services and administrative services rendered. See "Management - Investment Adviser, - Administrator" and "Management
- Portfolio Brokerage."

The Distributor

     SMITH HAYES Financial Services Corporation ("SMITH HAYES"), a wholly owned subsidiary of Consolidated Investment Corporation, acts as the distributor ("Distributor") of the Fund's shares. See "Purchase of Shares."

Purchase of Shares

        Shares of the Portfolios are offered to the public at the next determined net asset value after receipt of an order by the Distributor plus a sales charge of 3% of the offering price of shares of the Intermediate Government Bond Portfolio and Government Securities Portfolio and 4.5% of the offering price of shares of the Growth Portfolio, Capital Appreciation Portfolio and International Portfolio. The sales charge is reduced on purchases of $50,000 or more. See "Purchase of Shares - Sales Charge." The minimum aggregate initial investment in the Portfolios is $1,000 unless waived by the Fund. Subsequent investments can be made in amounts of $1,000 or more.

Exchanges

        An owner of shares of a Portfolio may exchange some or all of such shares for Retail Class A shares of another Portfolio. Exchanges are generally made at net asset value plus any applicable sales charge. However, no sales charge will be imposed in connection with an exchange of shares of a Portfolio for shares of another Portfolio if such exchange occurs more than 6 months after purchase of the Portfolio shares disposed of in the exchange. See "Purchase and Exchange of Shares."

Redemptions

        Shares of the Portfolios may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Distributor. The Fund reserves the right, upon 30 days' written notice, to redeem a shareholder's investment in a Portfolio if the net asset value of the shares held by such shareholder falls below $500 as a result of redemptions or transfers. See "Redemption of Shares - Involuntary Redemption."

Dividends

     Dividends are declared at least annually and will be automatically reinvested unless the shareholder elects otherwise. See "Dividends and Taxes."

EXPENSES

        The table below is provided to assist the investor in understanding the various expenses that an investor in the Portfolios will bear, whether directly or indirectly, through an investment in the Portfolios. For more complete descriptions of the various costs and expenses, see "Purchase and Exchange of Shares -- Sales Charges," "Management -- Investment Advisor and Sub-Advisor," "Management -- Administrator" and "Management -- Expenses."

Shareholder Transaction Expense

                 Intermediate   Government               Capital
                  Government    Securities  Growth    Appreciation International
                Bond Portfolio   Portfolio  Portfolio   Portfolio    Portfolio

Shareholder  Transaction
Expenses  Maximum  sales load
 imposed on  purchase of
shares (as a % of the
offering price)........    3%            3%         4.5%       4.5%         4.5%

Annual Operating Expenses

        The  table  below  provides  information   regarding  expenses  for  the
Portfolios expressed as annual percentages of average daily net assets based upon amounts incurred during the most recent fiscal year.

                  Intermediate   Government               Capital
               Government Bond  Securities  Growth    Appreciation International
                   Portfolio      Portfolio  Portfolio   Portfolio    Portfolio

Management Fees         .65%          .50%        .75%       1.40%        1.15%
12b-1 Fees
(after waivers)         .30%          .30%        .30%       .30%         .30%

Other Expenses          .68%          .41%        .58%        .38%         .49%
                        ---           ---         ---         ---         ---
Total Portfolio        1.63%          1.21%      1.50%       2.08%        1.94%
                       ====           ====       ====        ====         ====

  Operating Expenses (after
  waivers)

     Commencing January 4, 1994, the Capital Appreciation Portfolio began paying the Adviser a basic investment advisory fee of 1.40% of average annual net assets that is adjusted upward or downward based upon the Portfolio's performance. From January 4, 1994 through December 31, 1997 the advisory fee could be increased or decreased by up to 1.40% depending on the Portfolio's performance relative to the S&P 500 Index. Effective January 1, 1998, depending upon performance relative to the Russell 2000 Stock Index on a 12 month average, the fee could be up to 2.40% of average annual net assets or as low as 0.40%. The management fees for the Capital Appreciation Portfolio have been restated to reflect the basic fee of 1.40% without adjustment. The annual management fee for the fiscal year July 1, 1997 until June 30, 1998 was .38%. Under the Fund's Distribution Plan for Retail Class A shares adopted under Rule 12b-1, the Fund is authorized to pay from the assets attributable to its Retail Class A shares to the Distributor a total fee in connection with servicing of shareholder accounts and distribution related services in an amount up to .50% of the value of the average daily net assets of such class. The Fund is currently paying only a portion of the total fee authorized to the Distributor. The Fund will provide notice to current or prospective Shareholders of any material increase in the amount of the Rule 12b-1 fee actually paid by the Fund. If the full Rule 12b-1 fee were paid, the total operating expenses of the Portfolios stated as a percentage of net assets would be as follows: Intermediate Government Bond Portfolio - 1.83%; Government Securities Portfolio - 1.41%; Growth Portfolio - 1.70%; Capital Appreciation Portfolio - 2.28%; International Portfolio - 2.14%. The Administrator is entitled to receive an annual fee equal to .25% of the Fund's average daily net assets under the terms of its administrative services agreement with the Fund. Fees may be used by the Administrator to enter Sub-Administration Agreements with various banks. Such fees may be rebated to bank customers. See "Management - Administrator."


Example

        You would pay these expenses (which includes sales charges) on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.


            Intermediate    Government                 Capital
          Government Bond   Securities    Growth     Appreciation  International
    PERIOD   Portfolio      Portfolio    Portfolio    Portfolio       Portfolio
1 year          $ 46           $ 42        $ 60          $ 57            $ 64
3 years         $ 80           $ 67        $ 90          $83             $103
5 years         $116           $ 95        $123          $111            $145
10 years        $217           $172        $216          $189            $261

        The purpose of the table above is to assist investors in understanding the various costs and expenses that an investor will bear directly or indirectly as a result of an investment in the Portfolios. Such expenses do not include any fees charged by financial institutions to customer accounts which may be invested in shares of the Portfolios. See "Management" for a more complete discussion of the shareholder transaction and annual operating expenses for the Portfolios of the Fund. The information set forth in the Shareholder Transaction Expenses, Annual Operating Expenses and Example tables above relates only to Retail Class A shares. Each Portfolio also offers Institutional Class shares that do not bear sales charges or distribution costs. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Shareholder Inquiries

        Any questions or communications regarding a shareholder account should be directed to your SMITH HAYES investment executive or other broker-dealer. General inquiries regarding the Portfolios should be directed to the Fund at one of the telephone numbers set forth on the cover page of this Prospectus.


FINANCIAL HIGHLIGHTS


        The following financial highlights provide selected data for a share of each Portfolio outstanding throughout the periods and other information as indicated. The financial highlights have been audited by Deloitte & Touche LLP, independent certified public accountants, for the year ended June 30, 1998. This information should be read in conjunction with the Fund's financial statements and the notes thereto. The Fund's financial statements for the year ended June 30, 1998 along with the report of Deloitte & Touche LLP, appear in the Fund's 1998 Annual Report to shareholders. Further information about the performance of the Portfolios is also contained in the Fund's Annual Report to shareholders and is available upon request and without charge by calling (800) 279-7437.

                              FINANCIAL HIGHLIGHTS


          INTERMEDIATE GOVERNMENT BOND PORTFOLIO - RETAIL CLASS SHARES


        January 27, 1998 (commencement of class shares) to June 30, 1998


     Net asset value:                                             1998
                                                                  ----
     Beginning of period                                         $10.63
     Income from investment operations:                           -----
           Net investment income                                   0.29
           Net realized and unrealized loss on investments        (0.04)
                                                                  -----
            Total income from investment operations                0.25
                                                                  -----
    Less distributions:
    Dividends from net investment income                           0.29
    Distributions from capital gains                                --
                                                                  -----
        Total distributions                                        0.29

         End of period                                           $10.59 (a)
                                                                  =====

     TOTAL RETURN                                                  1.69% (a)(b)
                                                                  =====
     RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                                    $29,240
    Ratio of expenses to average net assets                         1.63% (c)

    Ratio of net income to average net assets                       5.18% (c)

    Portfolio turnover rate                                         ---


        (a) Excludes maximum sales load of 3%.
        (b) Total return is not annualized, as it may not be representative of the total return for the year
        (c) Annualized for those periods less than twelve months in duration.

                              FINANCIAL HIGHLIGHTS


                    GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS SHARES


               January 13, 1998 (commencement of class shares) to June 30, 1998


     Net asset value:                                            1998
                                                                -----
     Beginning of period                                        $9.97
     Income from investment operations:
           Net investment income                                 0.25
           Net realized and unrealized
              loss on investments                               (0.08)
                                                                -----

            Total income from investment operations              0.17
                                                                -----
    Less distributions:
    Dividends from net investment income                        (0.25)
    Distributions from capital gains                              --
                                                                -----
        Total distributions                                     (0.25)
                                                                -----
         End of period                                          $9.89
                                                                 ====
     TOTAL RETURN                                                1.58% (a)(b)
                                                                 ====
     RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                                  $139,164

    Ratio of expenses to average net assets                      1.21% (c)

    Ratio of net income to average net assets                    5.49% (c)

    Portfolio turnover rate                                      2.07%


        (a) Excludes maximum sales load of 3%.
        (b) Total return is not annualized, as it may not be representative of the total return for the year
        (c) Annualized for those periods less than twelve months in duration.

                              FINANCIAL HIGHLIGHTS


                     GROWTH PORTFOLIO - RETAIL CLASS SHARES


         January 7, 1998 (commencement of class shares) to June 30, 1998


     Net asset value:                                              1998
                                                                   ----
     Beginning of period                                         $15.86
                                                                  -----
     Income from investment operations:
            Net investment income                                  0.04
           Net realized and unrealized gain on investments         2.66
                                                                   ----
            Total income from investment operations                2.70
                                                                   ----
    Less distributions:
    Dividends from net investment income                          (0.04)
    Distributions from capital gains                                --
                                                                   -----
        Total distributions                                       (0.04)
                                                                   -----

         End of period                                           $18.52(a)
                                                                  =====
     TOTAL RETURN                                                 16.89% (a)(b)
                                                                  =====
     RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                                  $784,176

    Ratio of expenses to average net assets                       1.50% (c)

    Ratio of net income to average net assets                     0.13% (c)

    Portfolio turnover rate                                     137.03%


        (a) Excludes maximum sales load of 4.5%.
        (b) Total return is not annualized, as it may not be representative of the total return for the year
        (c) Annualized for those periods less than twelve months in duration.

                              FINANCIAL HIGHLIGHTS


              CAPITAL APPRECIATION PORTFOLIO - RETAIL CLASS SHARES


         January 7, 1998 (commencement of class shares) to June 30, 1998


     Net asset value:                                          1998
                                                               ----
     Beginning of period                                      $13.21
                                                               -----
     Income from investment operations:
           Net investment loss                                (0.03)

           Net realized and unrealized gain
           (loss) on investments                               1.21
                                                               -----
            Total income from investment operations            1.18
                                                               -----
    Less distributions:
    Dividends from net investment income                      -----
    Distributions from capital gains                          -----
        Total distributions                                   -----

         End of period                                        $14.39 (a)
                                                               =====
     TOTAL RETURN                                               8.93% (a)(b)
                                                               =====
     RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                                $220,123

    Ratio of expenses to average net assets                     1.25%(c)

    Ratio of net loss to average net assets                    (0.18%)(c)

    Portfolio turnover rate                                   277.31%


        (a) Excludes maximum sales load of 4.5%.
        (b) Total return is not annualized, as it may not be representative of the total return for the year.
        (c) Annualized for those periods less than twelve months in duration.

                              FINANCIAL HIGHLIGHTS


                  INTERNATIONAL PORTFOLIO - RETAIL CLASS SHARES


         January 7, 1998 (commencement of class shares) to June 30, 1998


     Net asset value:                                           1998
                                                                ----
     Beginning of period                                       $10.33
                                                                -----
     Income from investment operations:
           Net investment income                                 0.03
           Net realized and unrealized gain on investments       1.42
                                                                -----
            Total income from investment operations              1.45
                                                                -----
    Less distributions:
    Dividends from net investment income                        (0.03)
    Distributions from capital gains                             ---
                                                                -----
        Total distributions                                     (0.03)
                                                                -----
         End of period                                         $11.75(a)
                                                                =====
     TOTAL RETURN                                               13.88%(a)(b)
                                                                =====
     RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period                                 $125,157

    Ratio of expenses to average net assets                     1.94% (c)

    Ratio of net income to average net assets                   0.27% (c)

    Portfolio turnover rate                                    52.92%


        (a) Excludes maximum sales load of 4.5%.
        (b Total return is not annualized, as it may not be representative of the total return for the year
        (c) Annualized for those periods less than twelve months in duration.

INVESTMENT OBJECTIVES AND POLICIES

        The  investment  objective  of each of the  Portfolios  listed  below is fundamental  and cannot be changed  without  shareholder  approval in the manner described under the caption "Special Investment Methods - Investment Restrictions." In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques employed in pursuit of the Portfolios' objectives may be changed without shareholder approval, unless otherwise noted. See "Special Investment Methods" for definitions and discussion regarding certain types of securities and the risks of investing in such securities.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

Investment Objective

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

Investment Policies

     In order to achieve its objective, at least 80% of the assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. Additionally, the Portfolio may invest in money market instruments. See "Special Investment Methods - Money Market Instruments."

        The Portfolio maintains an average dollar weighted maturity with respect to all of the debt securities in which it will invest between three (3) and ten
(10) years.

        In seeking to achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio reserves the right to sell any security without regard to the length of time it has been held if general economic, industry or securities market conditions warrant such action. The Portfolio expects that annual portfolio turnover rate will normally not exceed 100%. The higher the portfolio turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change.

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

Investment Policies

        In order to achieve this objective, at least 80% of the total assets of the Portfolio will be invested in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. In addition, the Portfolio will invest its remaining assets in the following securities:

        1. Domestic issues of marketable debt obligations, rated at time of purchase within the four highest debt rating categories established by Moody's or S&P. A description of these debt rating categories (Moody's Aaa, Aa, A, and Baa, and S&P AAA, AA, A and BBB) is found in Appendix A to the Statement of Additional Information. In selecting domestic issues of marketable debt securities for the Portfolio, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. Such issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        2. Obligations of commercial banks, including negotiable certificates of deposit, banker's acceptances and repurchase agreements on securities issued or guaranteed by the U.S. Government. Certificates of deposit and banker's acceptances evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate. A repurchase agreement involves the sale of securities and an agreement by the seller to repurchase the securities at the same price plus an amount equal to an agreed upon interest rate within a specified time period, usually until the next business day but occasionally for longer periods. Repurchase agreements involve certain risks which are described in greater detail in the Statement of Additional Information.

        3. Debt securities that are convertible into or exchangeable for shares of common stock. The Government Securities Portfolio may only invest in convertible debt securities rated at the time of purchase within the four highest debt rating categories established by Moody's or S&P, or be determined to be a comparable quality by the Investment Adviser at the time of purchase.

        4. Money market instruments. See "Special Investment Methods - Money Market Instruments."

        In seeking to achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio reserves the right to sell any security without regard to the length of time it has been held if general economic, industry or securities market conditions warrant such action. The Portfolio expects that annual portfolio turnover rate will normally not exceed 100%. The higher the Fund's portfolio turnover rate, the higher will be its expenditures for brokerage commissions and related transaction costs.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and seven years.

GROWTH PORTFOLIO

Investment Objective

        The investment objective of the Growth Portfolio is capital appreciation and income.

Investment Policies

        The Growth Portfolio seeks to achieve its investment objective by investing in a diversified portfolio of common stocks and convertible securities convertible into common stock. Except during periods when the Growth Portfolio assumes a temporary defensive position, the Growth Portfolio will have at least 65% of its total assets invested in common stocks or in securities convertible to common stock. In addition, the Growth Portfolio will maintain at least 65% of its total assets in equity securities yielding dividends and/or interest bearing securities convertible into common stock. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities, put and call options and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies (greater than $1 billion market capitalization), which, in the view of the Adviser, possess attractive growth characteristics, market valuations and dividends. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

        The Growth Portfolio seeks to identify and invest in companies whose earnings and dividends the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the companies' shares and which will outperform the Standard and Poor's Equity Index on a risk adjusted basis (an evaluation of return adjusted by a factor reflecting the volatility of the issue versus the S & P 500 index). In seeking these investments, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and considers such matters as the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once companies are identified as possible investments, the Adviser applies a number of valuation measures to determine the relative attractiveness of each company and selects those companies whose shares are most attractively priced. The Adviser may use options in hedging strategies designed to protect the Growth Portfolio's holdings. See "Special Investment Methods - Options Transactions."

     The Growth Portfolio may periodically invest in special situations. See "Special Investment Methods - Special Situations" below.

        The convertible securities in which the Growth Portfolio may invest include convertible debt and convertible preferred stock which is rated in the four highest ratings categories of Moody's and S&P for such securities. For a description of the Moody's and S&P's ratings see Appendix A to the Statement of Additional Information.

        When the Investment Adviser believes that prevailing market or economic conditions warrant a temporary defensive investment position, the Growth
Portfolio may invest a portion or all of its assets in high grade non-convertible preferred stock, non-convertible debt securities and United States Government, state and municipal and governmental agency and instrumentality obligations, or funds may be retained in cash or cash equivalents, such as money market mutual fund shares. Securities issued or guaranteed by the United States Government may include, for example, Treasury Bills, Bonds and Notes which are direct obligations of the United States Government. Obligations issued or guaranteed by United States Government agencies or instrumentalities may include, for example, those of Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Farmers Home Administration. Such securities will include, for example, those supported by the full faith and credit of the United States Treasury or the right of the agency or instrumentality to borrow from the Treasury as well as those supported only by the credit of the issuing agency or instrumentality. State and municipal obligations, which are typically tax exempt, may include both general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds by public bodies to finance private commercial and industrial facilities.

CAPITAL APPRECIATION PORTFOLIO

Investment Objective

     The Investment Objective of the Capital Appreciation Portfolio is capital appreciation.

Investment Policies

        The Portfolio seeks to achieve this objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Adviser invests principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such companies' shares. While the Portfolio may assume from time to time temporary defensive positions and invest in U.S. Government debt securities, repurchase agreements and money market instruments, the Portfolio will maintain at least 65% of its total assets in common stocks or in securities convertible into common stock at all times.

        In making investment selections, the Adviser relies primarily on a market momentum based analysis for security selection. However, securities may also be selected for investment based upon considerations such as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser further evaluates such companies by application of a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.

        The Capital Appreciation Portfolio invests principally in medium and small capitalization companies (market capitalization of $5 billion or less). Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share of the stock.

        The Capital Appreciation Portfolio may also periodically invest in special situations. See "Special Investment Methods - Special Situations" below.

        The Capital Appreciation Portfolio may invest in convertible securities including convertible debt and convertible preferred stock. Such convertible debt and convertible preferred stock shall be rated BBB or higher by S&P or Baa by Moody's. For a description of Moody's and S&P's ratings see Appendix A to the Statement of Additional Information. The Adviser may also use options and hedging strategies designed to protect the Portfolio's holdings.

INTERNATIONAL PORTFOLIO

Investment Objective

        The investment objective of the International Portfolio is high total return consistent with reasonable risk by investing primarily in a diversified portfolio of securities of companies located in countries other than the United States.

Investment Policies

        The Portfolio will invest primarily (under normal circumstances, at least 65% of its total assets) in common stocks of established foreign companies believed by the Sub-Adviser to have potential for capital growth, income or both. The Portfolio may invest up to 35% of its total assets in any other type of security including, but not limited to, convertible securities, preferred stock, bonds, notes and other debt securities of companies (including Euro-currency instruments and securities) or of any international agency (such as the World Bank, Asian Development Bank or Inter-American Development Bank) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions.

        The Portfolio will make investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the Portfolio's investments with at least 65% of the Portfolio's total assets invested in the securities of issuers in no less than three countries. The Portfolio may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Sub-Adviser poses no unique investment risk. The Sub-Adviser considers an investment in a given foreign country to have "no unique investment risk" if the Portfolio's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth. Under exceptional economic or market conditions, the Portfolio may invest substantially all of its assets in only one or two countries. In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser ordinarily will consider the following factors: prospects of relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationship; and the range of individual investment opportunities available to the global investor.

        The Portfolio may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A country is considered by the Sub-Adviser to be a developing country if it is not included in the Morgan Stanley Capital International World Index.
Examples of developing countries would currently include countries such as Argentina, Brazil, Chile, India, Indonesia, Korea, Mexico, Taiwan and Turkey. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investing in developing countries also involves a higher probability of occurrence of the risks of investing in foreign securities in general, including but not limited to, less financial information available, relatively illiquid markets, and the possibility of adverse government action (see "Risk Factors" below). No more than 30% of the Portfolio's net assets may be invested in the securities of issuers located in developing countries. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher long-term rates of return to investors. The Sub-Adviser believes that these characteristics may be expected to continue in the future.

        Generally, the Portfolio will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held. Frequent trades may result in higher brokerage and other costs to the Portfolio and greater tax liability to Portfolio shareholders by reason of more short-term capital gains. The Sub-Adviser expects that the portfolio turnover for the International Portfolio will be less than 100%.

        Although the Portfolio invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Of this, at least 30% will be of the highest credit quality available (rated AAA or Aaa by S&P or Moody's, respectively, or if not rated by S&P or Moody's, then determined by the Sub-Adviser to be of equivalent credit quality). The remaining 5% of Portfolio assets that may be invested in debt securities may be rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, if unrated, then determined by the Sub-Adviser to be of equivalent credit quality. The Sub-Adviser does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

        The Portfolio will not buy any bonds rated less than investment grade (rated at least BBB by S&P or Baa by Moody's). If a change in credit quality after acquisition by the Portfolio causes the bond to no longer be investment grade, the Portfolio will dispose of the bond, if necessary to keep its holdings, if any, of such bonds to 5% or less of the Portfolio's net assets. See the Statement of Additional Information for more information on bond ratings and credit quality.

        The Portfolio may from time to time invest in the debt instruments of foreign sovereign governments. These may include short-term treasury bills, notes and long-term bonds, and will only be considered for investment by the Portfolio if they have the full guarantee of the government in question. The Portfolio will not invest in foreign government securities with a rating by Moody's lower than AA3.

        Securities of foreign issuers purchased by the International Portfolio may be purchased on U.S. registered exchanges, over-the-counter markets or in the form of American Depository Receipts ("ADRs") and other securities representing underlying securities of foreign issuers including securities, such as World Equity Benchmark Shares, that invest in shares of a foreign country in an attempt to track an index for securities of that foreign country. The

International Portfolio does not currently purchase securities in foreign markets. Prior to purchasing securities in foreign markets, the International Portfolio will make arrangements for such securities to be held by a qualified foreign custodian in accordance with rules of the Securities and Exchange Commission.

        ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipts and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

        The  Portfolio  may  establish  and  maintain   reserves  for  temporary
defensive purposes or to enable it to take advantage of buying opportunities. The Portfolio's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, U.S. and foreign government and agency obligations, and obligations of supranational entities, certificates of deposit, bankers' acceptances, time deposits, and obligations of supranational entities, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. During temporary defensive periods as determined by the Sub-Adviser, the Portfolio may hold up to 100% of its total assets in short-term obligations of the types described above. Any money market instruments will be rated at least A-2/P-2 or better by a nationally recognized statistical rating organization, such as S&P or Moody's, or, if unrated, determined by the Sub-Adviser to be of equivalent credit quality.

     The Portfolio may invest in the shares of other investment companies to the extent permitted under the Investment Company Act of 1940 and may also engage in certain options transactions for hedging purposes. See "Special Investment Methods - Options Transactions."

RISK FACTORS

Foreign Securities

        Investments by the International Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below.

     CURRENCY RISK. The value of the Portfolio's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Portfolio may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Portfolios investments.


        REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on the United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Portfolio's shareholders.

        EMERGING MARKETS. Foreign securities purchased by the Portfolio may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

Lower Rated Securities

        The Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio are permitted to invest in securities rated Baa by Moody's or BBB by S&P. Although considered investment grade, such securities may be subject to greater risk than higher rated securities. Such securities have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. In the event the credit quality of the securities owned by the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio or International Portfolio declines below investment grade, the Adviser may consider selling such securities.

Other Permitted Investments

        Certain of the other investments permitted for the Portfolios pose special risks in addition to those described above. See "Special Investment Methods" in this Prospectus.

SPECIAL INVESTMENT METHODS

        Some or all of the Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. Government Securities

         The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. In this regard, Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Such Treasury Securities are backed by the full faith and credit of the U.S. Government.

        The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities, and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

        As with all fixed income securities, various market forces influence the value of such securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

Repurchase Agreements

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may enter into repurchase agreements for U.S. Government Securities for temporary defensive purposes. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

Options Transactions

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not. See "Special Investment Methods - Investment Restrictions."

        Use of options in hedging strategies is intended to protect performance but can result in poorer performance than without hedging with options, if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

Convertible Securities

        Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives.

        Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

        As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there cannot be an assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

        Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

Special Situations

        The Growth Portfolio and Capital Appreciation Portfolio may periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

Money Market Instruments

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may invest in money market instruments which include:

     (i)       U.S. Treasury Bills;

     (ii)      U.S. Treasury Notes with maturities of 18 months or less;

     (iii)     U.S. Government Securities subject to repurchase agreements;

     (iv)Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

     (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

     (vi)Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

     (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Investment Objectives, Policies and Restrictions" in the Statement of Additional Information.

     The Intermediate Government Bond Portfolio may invest in the Money Market Instruments described in (i), (ii), (iv) and (vii) above, provided that investments in shares of no load money market mutual funds shall be further invested in those money market mutual funds which invest solely in those securities otherwise permitted for the Portfolio. Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

Borrowing

     The Portfolios may borrow money from banks for temporary or emergency purposes in an amount of up to 10% of the value of the Portfolio's total assets. Interest paid by a Portfolio on borrowed funds would decrease the net earnings of that Portfolio. None of the Portfolios will purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Portfolio's total assets. Each of the Portfolios may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. The policies set forth in this paragraph are fundamental and may not be changed with respect to a Portfolio without the approval of a majority of that Portfolio's shares.

Portfolio Turnover


     While it is not the policy of any of the Portfolios to trade actively for short-term (less than six months) profits, each Portfolio will dispose of securities without regard to the time they have been held when such action appears advisable to the Adviser, subject to, among other factors, the constraints imposed on regulated investment companies by Subchapter M of the Internal Revenue Code. See "Dividends, and Taxes." The portfolio turnover rate may vary greatly from year to year as well as within a particular year. The portfolio turnover rate for the Capital Appreciation Portfolio was 277% and 137% for the Growth Portfolio for the Funds' fiscal year ended June 30, 1998. That rate of portfolio turnover results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation.

     The method of calculating portfolio turnover rate are set forth in the Statement of Additional Information under "Investment Objectives, Policies and Restrictions - Portfolio
Turnover."

Investment Restrictions

     The Fund has adopted certain investment restrictions applicable to the Portfolios which are set forth in the Statement of Additional Information. Some of these restrictions, which are fundamental and may not be changed without shareholder approval, include the following: (1) no Portfolio will invest 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries); (2) no security can be purchased by a Portfolio, except the Intermediate Government Bond Portfolio if, as a result, more than 5% of 75% of the total assets of that Portfolio would then be invested in the securities of a single issuer (other than U.S. Government obligations), except that the Portfolios may purchase securities of other investment companies to the extent permitted by law or exemptive order;
(3) as to the Intermediate Government Bond Portfolio, no security may be purchased by it if, as a result, more than 5% of the value of 100% of its total assets would be invested in the securities of a single issuer (other than U.S. Government obligations), except that the Portfolio may purchase securities of other investment companies to the extent permitted by law or exemptive order;
(4) no security can be purchased by a Portfolio if as a result more than 10% of any class of securities, or more than 5% of the outstanding voting securities of an issuer, would be held by that Portfolio, except that the Portfolio may purchase securities of other investment companies to the extent permitted by law or exemptive order; and (5) no Portfolio will cause more than 10% of the value of its total assets to be invested collectively in repurchase agreements maturing in more than seven days. Additional investment restrictions are set forth in the Statement of Additional Information.

     If a percentage restriction set forth under "Investment Objectives and Policies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and those policies designated by the Fund as fundamental policies, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio. The Adviser may also agree to certain additional investment policies in order to qualify the shares of some of the Portfolios in various states.

MANAGEMENT

Board of Directors

     As in all corporations, the Fund's Board of Directors has the primary responsibility for overseeing the overall management of the Fund. The Board of Directors meets periodically to review the activities of the Portfolios and the Adviser and to consider policy matters relating to the Portfolios and the Fund.

Investment Adviser and Sub-Adviser

     Union Bank and Trust Company has been retained under an Investment Advisory Agreement with the Fund to act as the Portfolios' Adviser subject to the authority of the Board of Directors. The Adviser has engaged Murray Johnstone International to act as Sub-Adviser for the International Portfolio.

     Union Bank and Trust Company was chartered as a state bank in 1918 and through its Trust Department has been managing investments for its trust accounts for many years; however, until the organization of the Fund, Union had not previously advised mutual funds. Union is substantially owned by Farmers and Merchants Investment, Inc., a Nebraska one bank holding company, which is controlled by members of the Dunlap family, which includes Michael S. Dunlap, an officer and director of the Fund. The address of the Adviser is 3643 So. 48th, Lincoln, Nebraska 68506.


     The Adviser furnishes the Portfolios with investment advice and, in general, supervises the management and investment programs of the Fund. The Adviser furnishes at its own expense all necessary administrative services: office space, equipment, clerical personnel for servicing the investments of the Portfolios, investment advisory facilities, executive and supervisory personnel for managing the investments and effecting the securities transactions of the Portfolios. In addition, the Adviser pays the salaries and fees of all officers and directors of the Fund who are affiliated persons of the Adviser. Under the Investment Advisory Agreement, the Adviser receives a monthly fee computed separately on the daily average net asset value of the respective Portfolio at an annual rate of .50% for the Government Securities Portfolio; .75% for the Growth Portfolio; .65% for the Intermediate Government Bond Portfolio; 1.40% of the daily net asset value of the Capital Appreciation Portfolio plus or minus a performance-based adjustment described below; and 1.15% for the International Portfolio.

     With regard to the investment advisory fee paid for the Capital Appreciation Portfolio, the Capital Appreciation Portfolio pays the Adviser a basic monthly management fee computed at the annual rate of 1.40% of its daily average net asset value. In addition, the Capital Appreciation Portfolio pays the Adviser an incentive adjustment, by which the basic fee may be increased or decreased by up to 1.00% of the average daily net asset value during the latest 12 months (a rolling average method) of the Portfolio, depending upon the performance of the Portfolio relative to the Russell 2000 Stock Index. See the Statement of Additional Information for a detailed discussion of the incentive fee. For the fiscal year ended June 30, 1998, the Fund paid the Adviser $15,676, which represented a fee equivalent to, .38% of average annual net assets.


     William S. Eastwood, CFA, Jon C. Gross, CFA, and Curtis R. LeValley are responsible for the day-to-day management of the Portfolio's investments. William S. Eastwood has been affiliated with Union Bank & Trust Company and the management of the Fund and of the various common trust funds of Union Bank & Trust Company since March of 1995. Prior to joining Union Bank & Trust, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed income common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation. Jon C. Gross is currently an Assistant Vice President/Portfolio Manager and has been affiliated with Union Bank & Trust Company since 1988 and has been actively involved in management of the Fund and the common and collective funds of the Bank since July, 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation. Curtis LeValley is currently a Trust Investment Officer/Portfolio Manager and has been affiliated with Union Bank & Trust Company since May of 1995. Prior to joining Union Bank & Trust, Mr. LeValley managed investment accounts for high net worth individuals.

     The Adviser and Murray Johnstone International have entered into a Sub-Advisory Agreement pursuant to which the Sub-Adviser has agreed to provide investment advisory services for the International Portfolio. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser directs the investments of the International Portfolio and formulates and implements a continuing program for managing the assets of the International Portfolio, subject to the supervision of the Adviser and the Board of Directors of the Fund. The Adviser is obligated under the Sub-Advisory Agreement to compensate the Sub-Adviser for the services it provides thereunder.

     The Sub-Adviser is an international investment manager based in Glasgow, Scotland. The firm oversees financial assets in excess of $7.0 billion around the globe, with North American clients' assets exceeding $1 billion. The Sub-Adviser has offices in Chicago, Singapore, Paris, and London, as well as regional offices in the United Kingdom, and is a wholly-owned subsidiary of United Asset Management Corporation.

     Founded in 1907, the Sub-Adviser was among the earliest overseas investors in Japan, Europe, and the Far East. The firm follows a "top-down" factor driven approach to allocating investors' funds to specific countries. These factors can be categorized into four groups: Macro-economic, Monetary, Value and Performance. The Sub-Adviser also believes strongly in the importance of controlling risk through rigorous fundamental analysis, asset diversification, and comprehensive monitoring.

     Rodger F. Scullion, MSI, Andrew V. Preston, BA(Hons), and James Clunie, BSc(Hons) are responsible for the day-to-day management of the International Portfolio investments.

     Mr. Scullion has over 25 years of investment experience, the last 13 years based in Glasgow with Murray Johnstone. He joined Murray Johnstone in 1983 after 12 years with the Glasgow-based investment management firm where he was a Director and held management responsibilities for investments in the United States, Japan and the Far East. He was appointed a Director of Murray Johnstone Limited in 1988 and was responsible for all Japanese investments. In 1992, Mr. Scullion became the Director in charge of country allocation for Murray Johnstone International (MJI). Mr. Scullion is MJI's Chief Investment Officer and a Director of Murray Johnstone Limited.

     Mr. Preston studied at Melbourne University where he took an Honours degree in Arts, majoring in Economics and Oriental Studies (including Chinese and Japanese languages). This was followed by a post graduate course at Ritsumeikan University in Kyoto, Japan, prior to join the Australian Department of Foreign Affairs. He joined Murray Johnstone in January 1985, initially as an analyst in the UK and US Departments, before being appointed a Portfolio Manager in the Japanese Department. He played a prominent role in the establishment and operation of Yamaichi-Murray Johnstone, a joint venture company formed in 1986 to invest Japanese institutional funds internationally and remains a Director of the company. In 1992, he joined Murray Johnstone International to develop and manage its Canadian operations and to support the company's growing US business. He was appointed a Director of Murray Johnstone International in January 1993 and is a member of the asset/country allocation team.

     Mr. Clunie graduated in 1989 with Honours in Mathematics and Statistics from Edinburgh University. He joined Murray Johnstone in July 1989 as an analyst in the UK Department, researching various market sectors and subsequently becoming a portfolio manager. He is an Associate of the Institute of Investment Management and Research (this is a British investment management qualification), and a CFA (American qualification). He joined Murray Johnstone International in 1992, becoming a member of the asset allocation team for international and global investment accounts. He was involved in research into the performance and development of the MJI asset allocation model. Starting in 1993, he undertook two years of marketing and client servicing in the United States. He then moved to the role of portfolio manager, country allocation team, and is based in MJI's Glasgow headquarters.

Administrator


     Lancaster Administrative Services, Inc., has been retained as the Fund's Administrator under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary recordkeeping services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of .25% of the average daily net assets of each Portfolio. The Administrator may enter into Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to .15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.


Distributor and Distribution Plan

     SMITH HAYES Financial Services Corporation, 200 Centre Terrace, 1225 L. Street, Lincoln, Nebraska 68501-3000, a wholly-owned subsidiary of Consolidated Investment Corporation, serves as the distributor for the Portfolios pursuant to a distribution agreement (the "Distribution Agreement"), which applies to the Institutional and Retail Class A shares of the Portfolios. The Fund has adopted a distribution plan for the Retail Class A shares (the "Retail Plan") of the Portfolios in accordance with the provisions of Rule 12b-1 under the 1940 Act. The Fund may also execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. The Fund intends to operate the Retail Plan in accordance with its terms and with the rules of the National Association of Securities Dealers, Inc. concerning sales charges.

     The Distribution Agreement and Retail Plan provide for payment to the Distributor of a total fee in connection with the servicing of shareholder accounts of the Retail Class A shares, calculated and payable monthly, at the annual rate of up to 0.50% of the value of the average daily net assets of such class. All of such total fee may be payable as a distribution fee.

     The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Retail Class A shares of the applicable Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholders reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses for the Distributor related to the distribution of such Retail Class A sharers; and payments to, and expenses of, officers, employees or representatives of the Distributor, or other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such shares, including travel, entertainment and telephone expenses.

     Payments under the Retail Plan are not tied exclusively to the expenses for distribution activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Trustees will evaluate the appropriateness of the Retail Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the plan.

     The Fund's Investment Adviser, Administrator and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover cost of additional shareholder servicing and distribution activities.

Expenses

     The expenses paid by the Portfolios are deducted from total income before dividends are paid. These expenses include, but are not limited to, the fees paid to the Adviser and the Administrator, taxes, interest, ordinary and extraordinary legal and auditing fees, custodial charges, registration and blue sky fees incurred in registering and qualifying the Portfolios under state and federal securities laws, association fees, director fees paid to directors who are not affiliated with the Adviser, and any other fees not expressly assumed by the Adviser or Administrator. Expenses are generally allocated between the Retail Class A and Institutional Class of shares based upon the relative net assets of the respective classes; distribution and shareholder service fees, transfer agency and recordkeeping costs are allocated to the class of shares to which they are attributable. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated to the Portfolios on a pro rata basis, at the time such expenses are accrued. The Portfolios pay their own brokerage commissions and related transactions costs.

Portfolio Brokerage

     The primary consideration in effecting transactions for the Portfolios is execution at the most favorable prices. Except as specifically noted above, the Adviser and Sub-Adviser have complete freedom as to the markets in and the broker-dealers through or with which (acting on an agency basis or as principal) they seek execution at the most favorable prices. The Adviser and Sub-Adviser may consider a number of factors in determining which broker-dealers to use for the Portfolios' transactions. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, the reasonableness of commissions and quality of services and execution. Portfolio transactions for the Portfolios may be effected through SMITH HAYES, which also acts as the Distributor of the Fund's shares, if the commissions, fees or other remuneration received by SMITH HAYES are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. SMITH HAYES has represented that, in executing portfolio transactions for the Fund, it intends to charge commissions which are substantially less than non-discounted retail commissions. In effecting portfolio transactions through SMITH HAYES, the Fund intends to comply with Section 17(e)(1) of the Investment Company Act of 1940 (the "1940 Act"), as amended.

Banking Law Matters

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities. The same laws and regulations generally permit a bank or bank affiliate to act as investment adviser, administrator transfer agent or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer. The Fund believes that the Adviser and any other bank or bank affiliate that may perform advisory or sub-transfer agent or similar services may perform the services described in this Prospectus for the Fund and its shareholders without violating applicable federal banking laws or regulations.

     However, judicial or administrative decisions or interpretations of, as well as changes in, either federal or state statutes or regulations relating to the activities of banks and their affiliates could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If a bank or bank affiliate were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and an alternative means of continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank or bank affiliate might no longer be able to avail itself of their services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

Performance Information

     From time to time, performance information for the Portfolios showing a Portfolio's average annual total return, aggregate total return and/or yield may be presented in advertisements and sales literature. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Portfolio for which performance is being calculated. The Company may also advertise performance that includes results from periods during which the initial assets of the Portfolios were held in a predecessor collective investment trusts managed by the Adviser. Average annual total return is measured by comparing the value of an investment in a Portfolio at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Portfolio's net investment income per share (as calculated on a yield to maturity basis) earned during a recent 30-day period by that Portfolio's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) earned on the last day of the period and annualizing the result.

     In  addition,   from  time  to  time  the   Portfolios  may  present  their
distribution rate in supplemental sales literature which is accompanied or preceded by a prospectus and in its shareholder reports. Distribution rates will be computed by dividing the distribution per share made by a Portfolio over a 12-month period by the maximum offering price per share. The calculation of income and the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-reoccurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of each Portfolio by comparing its performance to the performance of other mutual funds or other mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Portfolios that appears in such publications may be included in advertisements and reports to shareholders.

     Yield and total return are functions of the type and quality of instruments held by a Portfolio, operating expenses and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by the Adviser or any of its affiliates with respect to customer accounts for investing in shares of any of the Portfolios will not be included in performance calculations; such fees, if charged, will reduce the actual performance by that quoted. In addition, if the Adviser, the Administrator, or other parties providing services to the Fund, voluntarily reduce all or part of their respective fees for a Portfolio, the yield and total return for that Portfolio will be higher than it would otherwise be in the absence of such voluntary fee reductions.

PURCHASE OF SHARES

General

     SMITH HAYES acts as the principal distributor of the Fund's shares. The shares may be purchased at the net asset value per share plus the applicable sales charge from registered representatives of SMITH HAYES and from certain other broker-dealers who have sales agreements with SMITH HAYES. The address of SMITH HAYES is that of the Fund. Shareholders will receive written confirmation of their purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. SMITH HAYES reserves the right to reject any purchase order.

     Shares of each Portfolio may be purchased on days on which the New York Stock Exchange is open for business (("Business Days"). Investors desiring to purchase shares must place their orders with the Distributor prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Investors may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               STRATUS FUND, Inc.
                               200 Centre Terrace
                                 1225 "L" Street
                             Lincoln, Nebraska 68508

     For subsequent purchases, the name of the account and the account number should be included with any purchase order to properly identify your account. Payment for shares may also be made by bank wire. To do so, the investor must direct his or her bank to wire immediately available funds directly to the Custodian as indicated below:

     1. Telephone the Fund (402) 476-3000 and furnish the name, the account number and the telephone number of the investor as well as the amount being wired and the name of the wiring bank. If a new account is being opened, additional account information will be requested and an account number will be provided.

     2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. The investor's bank must furnish the full name of the investor's account and the account number.

The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506
                          Account of STRATUS FUND, Inc.
                                -----------------------------
                         FBO (Account Registration name)
                                #_____________________________


     3. Complete a Purchase Application and mail it to the Fund, if shares being purchased by bank wire transfer represent an initial purchase. (The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted). Banks may impose a charge for the wire transfer of funds.

Minimum Investments

     Except as provided under the Automatic Investment Plan a minimum initial aggregate investment of $1,000 is required, unless waived by the Distributor. All investments must be made through your SMITH HAYES investment executive or other broker-dealer.

Automatic Investment Plan

     Under an automatic investment plan, money is withdrawn each month from a shareholder's predesignated bank account for investment in a Portfolio. The minimum investment is $50 per Portfolio. A shareholder must make an initial investment of at least $50 in each receiving Portfolio. By investing the same dollar amount each month, a shareholder will purchase more shares when a Portfolio's net asset value is low and fewer shares when the net asset value is high. This means that the shareholder's average purchase price per share can be lower than if he or she purchased the same total number of shares in a single transaction. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

     Investor's must notify their account representative to establish an automatic investment plan, and his or her bank must be a member of the Automated Clearing House. The shareholder may revoke the plan at any time, but it may take up to 15 days from the date a written revocation notice is received to terminate the plan. Any purchases of shares made during the period shall be considered authorized. If an automatic withdrawal cannot be made from the shareholder's predesignated bank account to provide funds for automatic share purchases, the shareholder's plan will be terminated.

Sales Charges

The purchase of shares of the Portfolios is subject to a sales charge which varies depending on the size of the purchase. The following table shows the regular sales charges on Portfolio shares to a single purchaser, together with the reallowance paid to dealers and the agency commission paid to brokers (collectively, the "Commission").

INTERMEDIATE GOVERNMENT BOND PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO
                                              Sales Charge as    Reallowance and
                            Sales Charge as   a Percentage of  Broker Commission
                             a percent of   Net Amount Invested  as a Percentage
      Amount of Purchase   Offering Price                      of Offering Price
-------------------------- ----------------- ------------------ ----------------

       less than $50,000             3%               3.1%               2.75%
$50,000 but less than $100,000      2.5%              2.6%               2.25%
$100,000 but less than $250,000     1.5%              1.5%               1.25%
     $250,000 and over(1)            0%                0%                  0%

-------------------------- ----------------- ------------------ ----------------

 (1) Although no sales charge is paid by a Customer investing amounts over $250,000, a brokerage commission may be paid in connection with such transactions.

GROWTH PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
INTERNATIONAL PORTFOLIO
                                             Sales Charge as    Reallowance and
                           Sales Charge as    a Percentage of  Broker Commission
                             a percent of   Net Amount Invested  as a Percentage
      Amount of Purchase    Offering Price                     of Offering Price
------------------------------- ----------------- ------------------ -----------

       less than $50,000             4.5%              4.7%             4.00%
$50,000 but less than $100,000       3.5%              3.6%             3.00%
$100,000 but less than $250,000      2.5%              2.6%             2.00%
     $250,000 and over(1)             0%                0%                0%

------------------------------- ----------------- ------------------ -----------

(1) Although no sales charge is paid by a Customer investing amounts over $250,000, a brokerage commission may be paid in connection with such transactions.

Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain investment professionals, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

Reduction of Sales Charge: Right of Accumulation.

     In calculating the sales charge rates applicable to current purchases of shares of the Portfolio, a single purchaser is entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio. The right of accumulation will be available only if the purchaser notifies the Distributor in writing at the time of purchase of purchaser's prior purchase of Portfolio shares.

Reinstatement Privilege

     A shareholder who has redeemed shares of the Portfolio has a one-time right to reinvest the redemption proceeds in shares of the Portfolio at net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The shareholder must notify the Distributor at the time the trade is placed that the transaction is a reinvestment.

Sales Charge Waivers.

     No sales charge is imposed on shares of the Portfolios (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, (ii) sold to Union Bank and Trust Company acting in its capacity as trustee for trust, employee benefit and managed agency accounts in which external account fees are charged for services rendered.

Exchange Privileges

     Once payment for shares has been received (i.e., an account has been established), a shareholder may exchange some or all of such shares for Retail Class A shares of other Portfolios of the Fund.

     Exchanges are made at net asset value plus any applicable sales charge. No additional sales charge will be imposed in connection with an exchange of shares of a Portfolio for shares of another Portfolio if such exchange occurs more than 6 months after the purchase of the Portfolio shares disposed of in the exchange. If, within 6 months of their acquisition, shares of a Portfolio are exchanged for shares of one of another Portfolio with a higher sales charge, the customer will pay the difference between the sales charges in connection with the exchange. No refund of a sales charge will be made if shares of a Portfolio are exchanged for shares of another Portfolio that imposes a lower sales charge.

     If a shareholder buys shares of a Portfolio and receives a sales charge waiver, the shareholder will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on an exchange, the Fund will assume that the first shares exchanged are those on which a sales charge has already been paid. Sales charge waivers may also be available under certain circumstances, as described in this Prospectus. The Fund reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty days' notice.

     Shareholders should contact the Distributor for instructions on how to exchange shares. Exchanges will be made only after receipt by the Distributor of proper instructions in writing or by telephone (an "Exchange Request") for an established account. If an Exchange Request in good order is received by the Distributor by 4:00 p.m. Eastern time on any Business Day, the exchange will ordinarily be effective on that day. Any shareholder who wishes to make an exchange must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

     An exchange between Retail Class A shares and the Institutional Class shares of a Portfolio is generally not permitted, except that exchanges between the classes will be permitted should a Retail Class A shareholder become eligible to purchase Institutional Class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class A class of a Portfolio and the Institutional Class of the same Portfolio at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class A class of that Portfolio will occur automatically when an
Institutional Class shareholder becomes ineligible to invest in the Institutional Class, at net asset value and without the imposition of a sales load, fee or other charge. The Fund will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares shall be subject to all fees applicable to the Retail Class A shares. The Fund reserves the right to require shareholders to complete an application or other documentation in connection with the exchange.

     Each exchange between the Portfolio and another Portfolio actually represents the sale of shares of one portfolio and the purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to shareholders if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

REDEMPTION OF SHARES

Redemption Procedure

     Shares of the Portfolios, in any amount, may be redeemed at any time at their current net asset value next determined after a request in good order is received by SMITH HAYES. To redeem shares of the Portfolios, an investor must make a redemption request through a SMITH HAYES investment executive or other broker-dealer. If the redemption request is made to a broker-dealer other than SMITH HAYES, such broker-dealer will wire a redemption request to SMITH HAYES immediately following the receipt of such a request. A redemption request will be considered to be in "good order" if made in writing and accompanied by the following:

     1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

     2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

     3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

Payment of Redemption Proceeds

     Normally, the Fund will make payment for all shares redeemed within five business days, but in no event will payment be made more than seven days after receipt by SMITH HAYES of a redemption request in good order. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. A shareholder may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on the shareholder's account application form, provided such bank wire redemptions are in the amounts of $500 or more and all requisite account information is provided to the Fund.

Involuntary Redemption

     The Fund reserves the right to redeem a shareholder's account at any time the net asset value of the account falls below $500 as the result of a redemption or transfer request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Automatic Withdrawal Plan

     Investors who own shares of the Fund with a value of $5,000 or more may elect to redeem a portion of their shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to the shareholder, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed form the shareholder's account in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of the designated account. Taxable gains or losses may be realized when shares are redeemed under the automatic withdrawal plan.

     Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to the shareholder because to tax liabilities.
Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 from a shareholder who has this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against the shareholder's account when each withdrawal is effected.

     Investor's must notify their account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. An automatic withdrawal plan may be terminated at any time, by written notice from the shareholder.

VALUATION OF SHARES

     The Portfolios determine their net asset value on each day the New York Stock Exchange (the "Exchange") is open for business, provided that the net asset value need not be determined for a Portfolio on days when no Portfolio shares are tendered for redemption and no order for Portfolio shares is received. The calculation is made as of the close of business of the Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends.

     The net asset value per share for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Portfolio shares outstanding. For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean between the bid and the asked prices. Portfolio securities underlying actively traded options will be valued at their market price as determined above. The current market value of any exchange-traded option held by a Portfolio is its last sales price on the exchange prior to the time when assets are valued unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Lacking any sales that day, the options will be valued at the mean between the current closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

DIVIDENDS AND TAXES

Dividends

     All net investment income dividends and net realized capital gains distributions with respect to the shares of any Portfolio will be payable in additional shares of such Portfolio (which will be issued at the net asset value next determined following the record date) unless the shareholder notifies his or her SMITH HAYES investment executive or other broker-dealer of an election to receive cash. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

     Each of the Portfolios will pay dividends from net investment income to its shareholders at least annually or as may be required to remain a regulated investment company under the Internal Revenue Code (the "Code") and distribute net realized capital gains, if any, to its shareholders on an annual basis.

Taxes

     The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund intends to qualify the Portfolios as "regulated investment companies" as defined in the Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

     Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.


     Shareholders of the Intermediate Government Bond and the Government Securities Portfolios may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

     The Fund is subject to the backup withholding provisions of the Code and is required to withhold income tax from dividends and redemptions paid to a shareholder, if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

     This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. Shareholders are urged to consult with their personal tax advisers.

GENERAL INFORMATION

Capital Stock

     The Fund is authorized to issue a total of one billion shares of capital stock, with a par value of $.001 per share. The Fund has divided the shares of its capital stock into separate categories of common stock designated as the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio shares. The Fund initially issued only one class of shares of each Portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective December 31, 1997, all shares of the Portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each
Portfolio was authorized. The Fund's Amended and Restated Articles of Incorporation designate 10 million shares to the Institutional Class of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Capital Appreciation Portfolio and Growth Portfolio and 20 million shares to the Institutional Class of the Growth Portfolio and to the Retail Class A class of each Portfolio. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other Portfolios or classes of shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

     All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Voting Rights

     Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of Portfolio, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     On an issue affecting only one Portfolio or only one class of shares of a Portfolio, the shares of the Portfolio or class vote as a separate series. Examples of such issues would be proposals to change the Investment Advisory Agreement or change a fundamental investment restriction pertaining to only one Portfolio. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.


     As of September 4, 1998, the Adviser held of record but not beneficially, a substantial majority of the outstanding shares of each of the Portfolios and therefore may be deemed to control each of the Portfolios within the meaning of the 1940 Act.

Shareholders Meetings

     The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

     In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for approval and all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

Allocation of Income and Expenses

     The assets received by the Fund for the issue or sale of shares of the Portfolios, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolios, and constitute the underlying assets of the Portfolios. The underlying assets of the Portfolios are required to be segregated on the books of account, and are to be charged with the expenses of the Portfolios and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series are allocated among all series based upon the relative net assets of each series at the time such expenses were accrued.

Transfer Agent, Dividend Disbursing Agent and Custodian

     Union Bank and Trust Company, Lincoln, Nebraska, serves as Custodian for the Fund's portfolio securities and cash. The Administrator acts as Transfer Agent and Dividend Disbursing Agent. In its capacity as Transfer Agent and Dividend Disbursing Agent, the Administrator performs many of the clerical and administrative functions for the Portfolios.

Year 2000 Issues


     Like all financial service providers, the Adviser, Administrator, Custodian, Transfer Agent, Distributor and other third parties utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by these service providers depend on the smooth functioning of their computer systems and those of other parties they deal with.

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's service providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for the event.


Reports to Shareholders

     The Fund will issue semi-annual reports which will include a list of securities of the Portfolio owned by the Fund and financial statements, which in the case of the annual report, will be examined and reported upon by the Fund's independent auditor.

Counsel

     Ballard Spahr Andrews & Ingersoll serves as counsel to the Fund.

Auditors

     The  Fund's  auditors  are  Deloitte  &  Touche  LLP,  Lincoln,   Nebraska,
independent certified public accountants.

                                TABLE OF CONTENTS



INTRODUCTION.................................................................  2

EXPENSES.....................................................................  4

FINANCIAL HIGHLIGHTS.........................................................  6

INVESTMENT OBJECTIVES AND POLICIES........................................... 12
     Intermediate Government Bond Portfolio.................................. 12
     Government Securities Portfolio......................................... 13
     Growth Portfolio........................................................ 14
     Capital Appreciation Portfolio.......................................... 15
     International Portfolio................................................. 16

RISK FACTORS................................................................. 18

SPECIAL INVESTMENT METHODS................................................... 19

MANAGEMENT................................................................... 24

PURCHASE OF SHARES........................................................... 30

REDEMPTION OF SHARES......................................................... 35

VALUATION OF SHARES.......................................................... 36

DIVIDENDS AND TAXES.......................................................... 37

GENERAL INFORMATION.......................................................... 38

                       STATEMENT OF ADDITIONAL INFORMATION


                               STRATUS FUND, INC.


                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO



                               September 29, 1998

               This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses for the Institutional Class shares and Retail Class A shares of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio of Stratus Fund, Inc. (the "Fund") dated September 29, 1998, and should be read in conjunction therewith. A copy of the Prospectuses may be obtained from the Fund at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.



                                Table of Contents

                                                                        Page

GENERAL INFORMATION........................................................  2
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS...........................  2
        Intermediate Government Bond Portfolio.............................  2
        Government Securities Portfolio....................................  2
        Growth Portfolio...................................................  2
        Capital Appreciation Portfolio.....................................  3
        International Portfolio............................................  3
        Portfolio Turnover.................................................  3
        Investment Limitations.............................................  3
        Other Permitted Investments........................................  4

DIRECTORS AND EXECUTIVE OFFICERS...........................................  6
INVESTMENT ADVISORY AND OTHER SERVICES.....................................  7
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS........................... 11
CAPITAL STOCK AND CONTROL ................................................. 13
NET ASSET VALUE AND PUBLIC OFFERING PRICE.................................. 15
REDEMPTION................................................................. 15
TAX STATUS................................................................. 15
CALCULATIONS OF PERFORMANCE DATA........................................... 16
FINANCIAL STATEMENTS....................................................... 17
AUDITORS................................................................... 17
APPENDIX A...............................................................  A-1
        RATINGS OF CORPORATE OBLIGATIONS.................................  A-1

                               GENERAL INFORMATION

        STRATUS FUND, Inc. (the "Fund") is a Minnesota corporation operating as an open-end, series, investment company, commonly called a mutual fund. The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company having its own investment objectives and policies. The Fund initially issued only one class of shares of each portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective on December 31, 1997, all shares of the portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each portfolio was authorized. This Statement of Additional Information relates to the Retail Class A shares and Institutional Class shares of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio (the "Portfolios"). The Fund was originally incorporated under the name NEW HORIZON FUND, INC. on October 29, 1990 and changed its name to APEX FUND, Inc. on November 9, 1990. The name was changed to STRATUS FUND, INC. on January 23, 1991. The Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Equity Income Portfolio was renamed the Growth Portfolio as of February 15, 1996. The Growth/Income Portfolio of the Fund was merged into the Equity Income Portfolio on the same date and ceased separate existence. The International Portfolio commenced business operations on October 1, 1996.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

        The following discussions provides certain information concerning the investment objectives and policies of the Portfolios, along with a description of certain restrictions applicable to the investment programs of the Portfolios. See the Prospectus for further information concerning the investment policies of the Portfolios.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital. In order to achieve this objective, at least 80% of the assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the United States Government, its agencies or its instrumentalities. The Portfolio will maintain an average dollar weighted maturity of between three and ten years on debt securities it owns.

GOVERNMENT SECURITIES PORTFOLIO

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital. In order to achieve this objective, at least 80% of the total assets of the Portfolio will be invested, at the time of purchase, in securities issued or guaranteed by the United States Government, its agencies or its instrumentalities. The Portfolio may invest the remainder of its assets in: (1) Domestic marketable debt obligations, rated at time of purchase within the four highest debt rating categories established by Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Corporation ("Standard and Poor's); (2) obligations of commercial banks, including repurchase agreements; (3) debt securities that are convertible or exchangeable for shares of common stock; or
(4) Money Market investments, as fully described in the Prospectus.

GROWTH PORTFOLIO

        The Growth Portfolio has an investment objective of capital appreciation and income. Ordinarily, the Growth Portfolio will be principally invested in common stocks and other equity-related securities, such as convertible bonds and preferred stock. Investments in convertible bonds and preferred stock will only be made in securities which are rated in the top four classifications by Moody's or S&P. (See "Appendix A" hereto for a description of these ratings).
2

        In addition to common and preferred stocks, the Growth Portfolio may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock. Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price. Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends. The Growth Portfolio may purchase securities of other investment companies, subject to the limitations discussed under "Investment Objectives, Policies and Restrictions - Investment Limitations." Growth Portfolio does not intend to purchase any such securities involving the payment of a front-end sales load, but may purchase shares of investment companies specializing in securities in which the Growth Portfolio has a particular interest or shares of closed-end investment companies which frequently trade at a discount from their net asset value.

CAPITAL APPRECIATION PORTFOLIO

        The Investment Objective of the Capital Appreciation Portfolio is capital appreciation. The Portfolio will seek to achieve this objective by investing in a diversified portfolio of common stocks and securities convertible into common stocks. The Investment Adviser intends to invest principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Investment Adviser believes has not been fully reflected in the market price of such companies' shares. While the Portfolio may assume from time to time temporary defensive positions and invest in U.S. Government debt securities, repurchase agreements and money market instruments, the Portfolio will maintain at least 65% of its total assets in common stocks or in securities convertible into common stock at all times.

INTERNATIONAL PORTFOLIO

        The investment objective of the International Portfolio is high total return consistent with reasonable risk by investing in a diversified portfolio of securities of companies located in countries other than the United States. Under normal circumstances, the International Portfolio will invest at least 65% of its total assets in common stocks of established foreign companies believed by the Portfolio's sub-adviser to have potential for capital growth, income, or both.

PORTFOLIO TURNOVER

        The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. Portfolio turnover will not be a limiting factor in making investment decisions.


INVESTMENT LIMITATIONS

        The Fund has adopted a number of investment policies and restrictions for all the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:
        Without shareholder approval, each of the Portfolios may not:

               (1) with respect to 75% of the value of the total assets of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio, and with respect to 100% of the value of the total assets of the Intermediate Government Bond Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (2) purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (3) invest in companies for the purpose of exercising control or influencing management;

               (4) purchase or sell real estate, commodities or interests in oil, gas or other mineral exploration or development programs;

               (5) make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contracts and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable at no extra cost for at least an equal amount of such securities;

               (6)    underwrite securities of other issuers;

               (7) purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts and forward commitments;

               (8) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

               (9) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets; or

               (10) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (9) above and then securities mortgaged, hypothecated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value.

OTHER PERMITTED INVESTMENTS

        Although the investment adviser for the Fund (the "Adviser") does not currently intend to do so, each Portfolio may make the following investments.

        SECURITIES OF OTHER INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940.

        FORWARD FOREIGN CURRENCY CONTRACTS ("INTERNATIONAL PORTFOLIO ONLY"). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency having the approximate value of some or all of the Portfolio's securities denominated in such foreign currency.

        At the maturity of a forward contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

        Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

        There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

        ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length. Not more than 15% of a Portfolio's total assets may be invested in illiquid securities.

        SHORT SALES -- Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

        A Portfolio may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

        A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreeing to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to be currency that the Portfolio has contracted to receive in the exchange. To ensure that any short position of a Portfolio is not used to achieve leverage, a Portfolio establishes with its custodian a segregated account consisting of cash or liquid, high grade debt securities equal to the fluctuating market value of the currency as to which any short position is being maintained.


                        DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:


Name, Age, Position with Fund
and Address                           Principal Occupation Last Five Years


 *Thomas C. Smith (53)                Chairman, CONLEY SMITH Inc., Lincoln,
  Chief Financial                     Nebraska; Vice President, Lancaster
  Officer & Treasurer;                Administrative Services, Inc., Lincoln,
  200 Centre Terrace,                 Nebraska; Chairman and President, SMITH
  1225 "L" Street                     HAYES Financial Services Corporation
  Lincoln, Nebraska  68501            Lincoln, Nebraska; Chairman and President,
                                      Consolidated  Investment  Corporation,
                                      Lincoln, Nebraska; Vice President and
                                      Director, Concorde Management and
                                      Development, Inc., Lincoln, Nebraska.
                                      Chairman, SMITH HAYES Advisers, Inc.,
                                      Lincoln, Nebraska.



  *Michael S. Dunlap (35)            Executive Vice President and Director Union
   President and Secretary           Bank and Trust Company, Lincoln, Nebraska;
   4732 Calvert Street               Director, Lancaster County Bank, Waverly,
   Lincoln, Nebraska  68506          Nebraska; and Unipac Service Corporation.

   Stan Schrier (63)                President, Food 4 Less, Inc., a retail
   Director                         grocery chain, and owner, Schrier-Lawson
   11128 John Galt Blvd.            Motor Center.

   Omaha, Nebraska  68137


   R. Paul Hoff (63)                Physician and CEO of Seward Clinic,
   Director                         P.C., Seward, Nebraska.
   311 Jackson

   Seward, Nebraska  68434


   Edson L. Bridges III (40)       Director, Bridges Investment Fund, Inc.,
   Director                        a registered open end management investment
   8401 W. Dodge Road, #256        company, February, 1991 to present; Vice
   Omaha, Nebraska  68114          President and Director of Bridges Investment
                                   Counsel Inc.,a registered investment adviser.

   Jon Gross (29)                  Vice President, Union Bank and Trust Company,
   Vice President                  Lincoln,  Nebraska; Trust Investment Officer,
   4732 Calvert Street             Union Bank and Trust Company, Lincoln,
   Lincoln, Nebraska 68506         Nebraska, since 1991.

        *Interested directors of the Fund as defined under the Investment Company Act of 1940 by virtue of their affiliation with Lancaster Administrative Services, Inc., SMITH HAYES Financial Services Corporation and Union Bank and Trust Company.

        The following table represents the compensation amounts received for services as a director of the Funds for the year ended June 30, 1998:


                                     Compensation Table

                                            Pension or
                              Aggregate   Retirement Benefits Total Compensation
                             Compensation       Accrued          From the Fund
Name and Position             from Fund     as Part of the     Paid to Directors
-----------------             ---------                        -----------------
                                             Fund Expenses
Thomas C. Smith, Director       $0            $0                   $0
Chief Financial Officer &
Treasurer
Michael S. Dunlap, Director,    $0            $0                   $0
President & Secretary
Stan Shrier, Director           $4,000        $0                   $4,000
R. Paul Hoff, Director          $4,000        $0                   $4,000
Edson L. Bridges III, Director  $4,000        $0                   $4,000



                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL


        Union Bank and Trust Company, ("Union"), 4732 Calvert Street, Lincoln, NE 68506 acts as the investment adviser (the "Adviser") to the Portfolios and as the Fund's Custodian (the "Custodian"). The Adviser acts as such pursuant to written agreements periodically approved by the directors or the shareholders of the Fund. Murray Johnstone International Limited ("MJI") serves as sub-adviser (the "Sub-Adviser") for the International Portfolio pursuant to the terms of a Sub-Advisory Agreement between the Adviser and Sub-Adviser. The Sub-Adviser's address is 11 West Nile Street, Glasgow G1 2PX United Kingdom. Lancaster Administrative Services, Inc. ("LAS") acts as the administrator ("Administrator") for the Fund and SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the Fund's distributor ("Distributor"). SMITH HAYES acts as the Fund's distributor pursuant to an Underwriting Agreement under which SMITH HAYES agrees to publicly distribute the Fund's shares continuously. SMITH HAYES has a related agreement with Union pursuant to which SMITH HAYES maintains an office and sales personnel on Union premises to facilitate Fund distribution as well as provide Union customers access to other brokerage services. The Underwriting Agreement is reviewed annually by the Board of Directors and was last approved on July 14, 1998. LAS and SMITH HAYES address is 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.


CONTROL OF THE ADVISER, THE SUB-ADVISER AND THE DISTRIBUTOR

        SMITH HAYES and the Administrator are wholly owned subsidiaries of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith is the control person of Consolidated Investment Corporation. Union is controlled by and is a subsidiary of Farmers and Merchants Investments, Inc., a Nebraska bank holding company. Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael S. Dunlap is a member. The Sub-Adviser is a wholly-owned subsidiary of United Asset Management Corporation.

INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT AND
ADMINISTRATION AGREEMENT


        LAS acts as Administrator to the Fund under a Transfer Agent and Administrative Services Agreement (the "Administration Agreement"). Union acts as the Adviser to the Portfolios, under Investment Advisory Agreements (the "Advisory Agreements"). MJI acts as Sub-Adviser to the International Portfolio pursuant to a Sub-Advisory Agreement with the Adviser (the "Sub-Advisory Agreement"). The Advisory Agreements and Administration Agreement are approved annually by the Board of Directors (including a majority of the directors who are not parties to the Advisory or Administration Agreement, or interested persons of any such parties (other than as directors of the Fund)). The Advisory Agreement and Administration Agreements for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio were last approved by the Board of Directors on July 14, 1998. Unless sooner terminated, the Advisory Agreements and Administration Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Portfolios, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

        The Advisory Agreement for the International Portfolio and the Sub-Advisory Agreement became effective on October 1, 1996, and shall continue in effect for a period of two years from its effective date. Thereafter, the Advisory Agreement for the International Portfolio and the Sub-Advisory Agreement shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the votes of the majority of the outstanding voting securities of the International Portfolio, and by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or Sub-Advisory Agreement or interested persons of the Fund, the Adviser or the Sub-Adviser. The Advisory and Sub-Advisory Agreements were last approved by the Board of Directors on July 14, 1998.


        The Advisory Agreements, Sub-Advisory Agreement and Administration Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreements, the Sub-Adviser Agreement and Administration Agreement are terminable at any time, without penalty, by the Board of Directors of the Fund or, with respect to the Advisory Agreements and Sub-Advisory Agreement, by vote of a majority of the Trust's outstanding voting securities, on not more than 60 days' written notice to the Adviser or Sub-Adviser as the case may be, and by the Adviser, Sub-Adviser or Administrator, as the case may be, on 60 days' written notice to the Fund. The Administration Agreement is terminable by the vote of a majority of all outstanding voting securities of the Fund.

        Pursuant to the Advisory Agreements, the Intermediate Government Bond Portfolio pays Union a monthly advisory fee equal on an annual basis to .65% of the Intermediate Government Bond Portfolio's daily average net assets. The Government Securities Portfolio and Growth Portfolio pay Union a monthly advisory fee equal on an annual basis to .50% and .75%, respectively, of their daily average net assets. The Capital Appreciation Portfolio pays Union a monthly advisory fee calculated at the annual rate of 1.4% of the daily net asset value of the Portfolio. In addition this fee is subject to an incentive adjustment commencing January 1, 1998, calculated monthly, depending upon the performance of the Portfolio relative to the Russell 2000 Stock Index (the "Index"), on the basis of 1/12 of the results during the last 12 months (a moving average method). The incentive adjustment, if any, is added to or subtracted from the monthly basic management fee, and is payable after the close of each month on the basis of the latest 12 months' experience. The incentive adjustment is accrued as incurred for the purpose of calculating the redemption price and offering price per share. The incentive adjustment for the Portfolio is calculated each month as follows:

        (1) The sum of the net asset value of a share of the Portfolio at the end of the last 12 month period, plus the value per share during such period, of all cash distributions made and capital gain taxes paid or payable on undistributed realized long-term capital gains (treated as reinvested shares of the Portfolio on the record date of such distribution or the date on which provision for such taxes is made, as the case may be) is compared to the net asset value per share of the Portfolio at the beginning of the period and the differences expressed as a percentage (the "Portfolio's Percentage Change").

        (2) The Portfolio's Percentage Change is compared to the percentage change in the Index, which change is determined by adding the level of the index at the end of the period, in accordance with Securities and Exchange Commission guidelines, the value of cash distributions on securities which comprise the Index, treating the value of such distributions as reinvested in the Index based on a monthly value supplied by Standard and Poor's and comparing such adjusted level with the level of the Index at the beginning of the period.

        (3) The Portfolio's Percentage Change is then compared to the change in Index for the period and the incentive adjustment as set forth in the following table is multiplied by the net asset value of the Portfolio averaged daily over the 12 month period and divided by twelve. The incentive adjustment may not in any case exceed 1/12 of 1.40% of the average net asset value for the 12 month period (equivalent on an annual basis to 1.40%).




                                Performance
                                Relative to       Adviser           Total
                                   Index           Fee         Minimum Mgt. Fee

                               -5.00% & under        0.40%
                               -4.50%                0.50%
                               -4.00%                0.60%
                               -3.50%                0.70%
                               -3.00%                0.80%
                               -2.50%                0.90%
                               -2.00%                1.00%
                               -1.50%                1.10%
                               -1.00%                1.20%
                               -0.50%                1.30%
        Basic Mgt Fee           0.00%                1.40%
                                0.50%                1.50%
                                1.00%                1.60%
                                1.50%                1.70%
                                2.00%                1.80%
                                2.50%                1.90%
                                3.00%                2.00%
                                3.50%                2.10%
                                4.00%                2.20%
                                4.50%                2.30%
                                5.00%                2.40%      Maximum Mgt. Fee


        Pursuant to the Advisory Agreement the International Portfolio pays the Adviser a fee in an amount equal to 1.15% per annum of the Portfolio's daily average net assets. The Adviser pays the Sub-Adviser a fee equal to .65% of the first $10 million and .60% above that amount per annum of the International Portfolio's daily average net assets pursuant to the Sub-Advisory Agreement.


        Pursuant to the Administration Agreement, the Administrator provides, or contracts with others to provide, the Fund all necessary office facilities, bookkeeping and shareholder recordkeeping services, share transfer services and dividend disbursing services. Under the Administration Agreement, the Administrator receives an administration fee, computed separately for each Portfolio and paid monthly, at an annual rate of .25% of the daily average net assets of each Portfolio. From July 1, 1995 to October 31, 1995, and from

February 1, 1996, to June 30, 1997 the Administrator waived .15% of that fee. The Administrator revoked its fee waiver effective July 1, 1997. For the years ended June 30, 1996, 1997 and 1998 (and the period October 1, 1996 to June 30, 1997 and the year ended June 30, 1998 for the International Portfolio) the Fund paid to Adviser and the Administrator the following amounts for advisory and administrative services as indicated:




                                         Advisory Fees       Administration Fees
Intermediate Government Bond
Portfolio

               1998                         $28,920                $11,159
               1997                         $38,269                $14,719
               1996                         $42,967                $16,555


Capital Appreciation Portfolio
               1998                         $15,676                $21,173
               1997                         $17,500                $11,855
               1996                         $18,902                $ 3,032


Growth Portfolio
               1998                        $347,146               $137,584
               1997                        $160,343                $80,173
               1996                        $ 93,310                $46,667


Government Securities Portfolio
               1998                        $141,057                $70,529
               1997                        $122,584                $61,292
               1996                        $ 94,612                $47,314


International Portfolio
               1998                         $127,313               $27,751
               1997                         $64,660                $14,057


        Under the Advisory Agreements, the Adviser provides the Portfolios with advice and assistance in the selection and disposition of that Portfolios' investments. Under the Sub-Advisory Agreement, the Sub-Adviser provides assistance in management of the assets of the International Portfolio. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund.

        The laws of certain States require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the Fund must be reimbursed for such excess expenses. Based upon the fee structure for the Portfolios, the Fund should not be subject to such reimbursement provisions.

DISTRIBUTOR


        The Distributor provides underwriting services to the Fund pursuant to the terms of an Underwriting and Distribution Agreement dated May 21, 1991 (the "Underwriting Agreement"). Pursuant to the Underwriting Agreement, the Distributor is obligated to offer shares of the Portfolios for sale on a continuous basis at all time when such shares are available for sale. In return for services provided under the Underwriting Agreement, the Distributor is entitled to receive the sales load charged in connection with the sale of any Portfolio shares and to be reimbursed for expenses incurred in providing such services. The Distributor received $65,780 during the Fund's fiscal year ended June 30, 1998, and paid out $65,414 of this amount as commissions and dealer allowances. In return for services provided under the Underwriting Agreement, the Distributor is also entitled to receive compensation for distribution related services under the Fund's distribution plan described below.


        The Fund has adopted a Distribution Plan for the Retail Class A shares of each Portfolio (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Directors has determined that the Distribution Plan is in the best interests of the Retail Class A shareholders. Continuance of the Distribution Plan must be approved annually by a majority of the Board of Directors, and by a majority of the Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto ("Qualified Directors"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Retail Class A shares of the Portfolio affected. All material amendments of the Distribution Plan will require approval by a majority of the Board of Directors and of the Qualified Directors.


        The Distribution Plan adopted by the Retail Class A shareholders of the Portfolio provides that the Fund will pay the Distributor a fee of up to .50% of the average daily net assets of a Portfolio's Retail Class A shares which the Distributor can use to compensate broker-dealer and service providers, including the Distributor and its affiliates, which provide distribution related services to Retail Class A shareholders. The Distribution Plan first took effect on January 1, 1998.


CUSTODIAN

        The Fund's Custodian is Union. Under the Custodian Agreement Union holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. Union receives fees from the Intermediate Government Bond Portfolio and the Capital Appreciation Portfolio for acting as Custodian based upon the market value of the Fund's securities which are calculated and billed monthly at the annual rates of eleven
(11) basis points for the market value of securities up to $10 million, six (6) basis points for the next $10 million and two and one half (2.5) basis points over $20 million. Additionally, Union is paid an annual fee of $100 per account and transaction charges of $12 for each transaction in the Fund's securities or accounts. However, the Government Securities Portfolio, the Growth Portfolio and the International Portfolio pay no Custodian fees.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. The Adviser has delegated those responsibilities for the International Portfolio to the Sub-Adviser under the Sub-Advisory Agreement. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser or Sub-Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser or Sub-Adviser to supplement their own investment research activities and enables the Adviser or Sub-Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser or Sub-Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser and Sub-Adviser believe that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser and Sub-Adviser do not maintain any "formula" which must be followed in connection with the placement of transactions. However, from time to time, the Adviser or Sub-Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide research services which the Adviser or Sub-Adviser anticipates will be useful. The Adviser or Sub-Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's or Sub-Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio  transactions  may be  effected  through the  Distributor,  as discussed in the Prospectus under "Management-Portfolio Brokerage." In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.

        In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser or Sub-Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser or Sub-Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser or Sub-Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser or Sub-Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser or Sub-Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser or Sub-Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

        During the fiscal years ended June 30, 1998, 1997 and 1996, the Fund incurred $344,020, $208,138 and$91,900 in brokerage commissions. A portion of those commissions was paid to the Fund's Distributor, allocated among the Portfolios as follows:
                                                   1998     1997      1996
                                                   ----     ----      ----
      Intermediate Government Bond Portfolio   $      0    $    0    $   450
      Government Securities Portfolio                 0         0           0
      Growth Portfolio                                0         0         980
      Capital Appreciation Portfolio             60,612    50,410       6,370
      International Portfolio                         0         0           0
                                               -------     ------      ------
                                                $60,612   $50,410      $7,800

        The Distributor was paid, 8% and 24% of the aggregate brokerage commissions incurred in the fiscal years ended June 30, 1996, and 1997 and 18% in 1998. The remaining brokerage commissions were paid to twelve other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 23% were effected through the Distributor in the fiscal year ended June 30, 1998. It is the Company's intent that brokerage transactions executed through SMITH HAYES will be effected pursuant to the Company's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.



                            CAPITAL STOCK AND CONTROL


        A complete description of the rights and characteristics of the Fund's capital stock is included in the Prospectus. UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of September 4, 1998, as set forth below. The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.

        Portfolio                 Name & Address          Shares     % Ownership
Capital Appreciation        UBATCO & Co.                582,582.614      99.15%
Portfolio                   4732 Calvert Street
                            Lincoln, NE  68506
                            Including

                            Union Bank and Trust        40,181.488        6.78%
                            Company
                            Profit Sharing &
                               401(k) Plan
                            4732 Calvert Street
                            Lincoln, NE  68506

Growth Portfolio            UBATCO & Co.               3,487,985.146     98.65%
                            4732 Calvert Street
                            Lincoln, NE  68506

                            Including

                            Union Bank and Trust        180,280.795       5.10%
                            Company
                            Profit Sharing &
                            401(k) Plan
                            4732 Calvert Street
                            Lincoln, NE  68506

                            Linweld 401K/PSP            197,015.77        5.57%
                            Portfolio
                            1225 "L" Street, Suite
                            600
                            Lincoln, NE  68508


Intermediate Government     UBATCO & Co.                364,093.521      97.67%
Bond Portfolio              4732 Calvert Street
                            Lincoln, NE  68506
                            Including

                            Benes Service Company       64,402.192       17.28%
                            Profit Sharing Plan
                            Valparaiso, NE  68605


                            Oak Creek Valley Bank PSP   32,298.221        8.66%
                            108 W. Second Street
                            Valparaiso, NE  60868

                            Womens Clinic               30,520.354        8.19%
                            Profit Sharing Plan
                            220 Lyncrest Drive
                            Lincoln, NE  68510

Government Securities       UBATCO & CO                3,085,836.496      100%
Portfolio                   4732 Calvert Street
                            Lincoln, NE  68506

                            Including

                            Union Bank and Trust        182,310.623       5.91%
                            Company
                            Profit Sharing &
                            401(k) Plan
                            4732 Calvert Street
                            Lincoln, NE  68506

International Portfolio     UBATCO & CO                 956,373,886       100%
                            4732 Calvert Street
                            Lincoln, NE  68506
                            Including

                            Linweld 401K/PSP            119,839.644      12.53%
                            1225 "L" Street, Suite
                            600
                            Lincoln, NE  68508

                            Crete/Sunflower             103,587.535      10.83%
                            Profit Sharing Plan
                            P.O. Box 82118
                            Lincoln, NE  68528

                            Cook Family Foods           56,538.781        5.91%
                            Profit Sharing Plan
                            200 South 2nd Street
                            Lincoln, NE  68508

                            Union Bank and Trust        52,494.930        5.49%
                            Company
                            Profit Sharing & 401(k)
                            Plan
                            4732 Calvert Street
                            Lincoln, NE

        On September 4, 1998, the Directors and officers of the Fund as a group beneficially owned 3,915 shares or 1.05%, 41,015 shares or 1.33%, 60,666 shares or 1.72%, 11,467 shares or 1.94% and 4,049 shares or .42% respectively, of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and the International Portfolio. Directors and officers owned 1.42% of the shares outstanding in all Portfolios.



                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price of the Fund's shares is summarized in the Prospectus in the text following the heading "Purchase of Shares--Public Offering Price" and "Valuation of Shares." The net asset value of the Fund's shares is determined each day that the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no shares are tendered for redemption and no order for shares is received.


                                   REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                   TAX STATUS

        The Fund has qualified and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and redemption payments to such shareholder.
Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.


                        CALCULATIONS OF PERFORMANCE DATA

        From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the  result.  The  Portfolio's  net  investment  income  changes in  response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fund may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The Intermediate Government Bond Portfolio may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Portfolio may invest does not reflect the Portfolio's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Portfolio. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U. S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.

        In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.


        The yields of the Intermediate Government Bond Portfolio Institutional and Retail Class Shares for the 30-day period ended June 30, 1998 were 4.91% and 4.47% respectively. The yields of the Government Securities Portfolio Institutional and Retail Class Shares for the 30-day period ended June 30, 1998 were 5.12% and 4.66% respectively.

        The average annual total returns of the Portfolios for the one year, five years and inception to date ended June 30, 1998 are as follows:

                                       One Year    Five Years  Inception to Date
Intermediate Government Bond Portfolio
    Institutional Shares                 6.27%         4.56%            6.03%
    Retail Shares                         N/A           N/A             1.69%

Capital Appreciation Portfolio
    Institutional Shares                 7.47%         13.12%          10.64%
    Retail Shares                         N/A           N/A             8.93%

Growth Portfolio
    Institutional Shares                22.29%          N/A            20.27%
    Retail Shares                         N/A           N/A            16.89%

Government Securities Portfolio
    Institutional Shares                 7.04%         5.65%            4.69%
    Retail Shares                         N/A           N/A             1.58%

International Portfolio
    Institutional Shares                 6.27%          N/A            11.39%
    Retail Shares                         N/A           N/A            13.88%



                              FINANCIAL STATEMENTS


        The Fund hereby incorporates by reference the information in the Fund's Annual Report dated June 30, 1998, filed with the Securities and Exchange Commission on August 28, 1998. The Fund's Annual Report is available upon request to the Fund without charge.


                                    AUDITORS

        The  Board  of  Directors,   including  all   disinterested   directors,
unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508 as the Fund's accountants.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations

Moody's Investors Service, Inc.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B:  Bonds  rated  B  generally  lack   characteristics   of  the  desirable
investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

     Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.



Standard & Poor's Corporation

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

        BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           Ratings of Preferred Stock

Standard & Poor's Corporation

        Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:

               1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

               2.     Nature of and provisions of the issue.

               3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                      AAA:  This is the  highest  rating that may be assigned by
               Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                      AA: A preferred  stock issue rated AA also  qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                      A:     An issue  rated A is backed  by  a  sound  capacity
               to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                      BBB:  An issue  rated  BBB is  regarded  as  backed  by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                      BB,  B,  CCC:  Preferred  stock  rated  BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by
               large   uncertainties   or  major  risk   exposures   to  adverse
               conditions.

                      CC:    The rating CC is  reserved  for a  preferred  stock
               issue in arrears on dividends or sinking fund payments but that is currently paying.

                      C:     A preferred stock rated C is a nonpaying issue.

                      D:     A  preferred  stock  rated D is a  nonpaying  issue
               with the  issuer in default on debt instruments.

                      NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

                      Plus (+) or Minus (-) To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               Moody's Investors Service, Inc.

                      aaa:  An issue  which is rated aaa is  considered  to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                      aa: An issue which is rated aa is  considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                      a:  An  issue  which  is  rated a is  considered  to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                      baa:  An  issue  which is rated  baa is  considered  to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                      ba:  An issue  which is  rated  ba is  considered  to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                      b:  An  issue  which  is  rated  b  generally   lacks  the
               characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                      caa:  An  issue  which  is rated  caa is  likely  to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                      ca: An issue  which is rated ca is  speculative  in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                       c: This is the  lowest  rated  class   of  preferred   or
               preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION


Item 24.       Financial Statements and Exhibits
               ---------------------------------

        (a)    Financial Statements

               (1) Included in prospectus for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation, Portfolio and Internat-ional Portfolio:

                              Financial Highlights

               (2) Incorporated by reference in Part B for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio:


                             Independent Auditors' Report; Schedule of Investments; Statement of Assets and Liabilities; Statement of Operations; Statement of Changes in Net Assets; Financial Highlights; Notes to Financial Statements; all included in the Registrant's Annual Report dated June 30, 1998.




        (b)    Exhibits

               Exhibit No.   Description
               ----------   ------------


                          1. (a) Articles of Incorporation of New Horizon Fund, Inc., dated October 26, 1990, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                             (b) Articles of Amendment to the Articles of Incorporation of the New Horizon Fund, Inc., changing the name of the corporation to Apex Fund, Inc., dated as of November 7, 1990, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                             (c) Articles of Amendment to the Articles of Incorporation of Apex Fund, Inc., changing the name of the corporation to Stratus Fund, Inc., dated as of January 15, 1991, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                             (d) Articles of Amendment to the Articles of Incorporation of Stratus Fund, Inc., dated April 28, 1994, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                              (e) Amended and Restated Articles of Incorporation of Stratus Fund, Inc. dated December 6, 1997, are filed herewith electronically.

                      2. Bylaws of Stratus Fund, Inc., as amended, dated as of January 15, 1991, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and are hereby incorporated by reference.

                      5.     (a)    Amended  Transfer  Agent  and Administrative
                                    Services  Agreement  between  Stratus  Fund,
                                    Inc., and Lancaster Administrative Services,
                                    Inc.,   dated   July  1,  1995,  was   filed
                                    electronically   as  an  Exhibit   to  Post-
                                    Effective  Amendment  No. 11  on October 25,
                                   1990,and is hereby incorporated by reference.

                             (b) Investment Advisory Agreement between Apex Fund and Union Bank & Trust Company, dated May 12, 1991, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                             (c) Investment Advisory Agreement between Stratus Fund, Inc., and Union Bank and Trust Company for the Capital Appreciation Portfolio dated October 30, 1992, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                             (d) Investment Advisory Agreement between Stratus Fund, Inc., and Union Bank & Trust Company for the Union Equity/Income Portfolio and Union Government Securities Portfolio dated April 28, 1993, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                              (e) Investment Advisory Agreement between Stratus Fund, Inc., and Union Bank & Trust Company for the International Portfolio
                                    dated  as  of  July  15,  1996,  was   filed
                                    electronically  as   an  Exhibit   to  Post-
                                    Effective Amendment No. 13 on  September 27,
                                    1996,  and    is   hereby  incorporated   by
                                    reference.

                              (f) Sub-Advisory Agreement between Union Bank and Trust Company and Murray Johnstone International Limited dated as of July 15, 1996, was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on
                                    September   27,   1996,    and   is   hereby
                                    incorporated by reference.


                              (g) Amendment to Investment Advisory Agreement for Growth Portfolio dated December 16, 1997, as filed herewith electronically.

                              (h) Amendment to Investment Advisory Agreement for Capital Appreciation Portfolio dated December 16, 1997, as filed herewith electronically.

                      6. Underwriting and Distribution Agreement between Apex Fund Inc., and Smith Hayes Financial Services Corporation dated May 12, 1991 was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and is hereby incorporated by reference.

                      8. Custodian Agreement between Stratus Fund, Inc., and Union Bank and Trust Company, Lincoln, Nebraska, dated May 1, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and is hereby incorporated by reference.

                       10.   (a)    Opinion  and  Consent  of    Messrs.  Cline,
                                    Williams,  Wright, Johnson & Oldfather dated
                                    May 10, 1991 were filed electronically as an
                                    Exhibit to  Post-Effective  Amendment No. 11
                                    on  October   25,   1995,   and  are  hereby
                                    incorporated by reference.

                             (b) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with Respect to the Capital Appreciation Portfolio dated October 30, 1992 were filed as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and are hereby incorporated by reference.

                             (c) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with Respect to the Union Equity/Income Portfolio and Union Government Bond Portfolio dated May 26, 1993 were filed as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and are hereby incorporated by reference.

                              (d) Opinion of Ballard Spahr Andrews and Ingersoll with respect to the International Portfolio dated July 17, 1996 was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on July 17, 1996 and is hereby incorporated by reference.


                              (e) Opinion of Ballard Spahr Andrews & Ingersoll with respect to Retail Class A shares of each Portfolio dated October 31, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on October 31, 1997 and is hereby incorporated by reference.

                       11.   (a)    Consent  of   Ballard   Spahr   Andrews    &
                                    Ingersoll dated September 29, 1998, is filed herewith electronically.

                             (b)    Consent  of  Deloitte  &  Touche  LLP  dated
                                    September 24,  1998,   is   filed  herewith
                                    electronically.

                      13. Revised Subscription Agreement of Initial Stockholder dated May 3, 1991, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                      15.    Distribution  Plan for  Retail  Class A  Series  of
                             Shares   of   Stratus   Fund,    Inc.   was   filed
                             electronically as an Exhibit to Post-Effective Amendment No.16 on October 31, 1997 and is hereby incorporated by reference.

                      16.    Schedules of  Performance  Computation  for periods
                             ended   June   30,   1998   are   filed    herewith
                             electronically.

                      17. Financial Data Schedules for the period ended June 30, 1998 are filed herewith electronically.

                      18. Multiple Class Plan of Stratus Fund, Inc., adopted pursuant to Rule 18f-3 under the 1940 Act was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on October 31, 1997 and is hereby incorporated by reference.

Item 25.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------

               N/A

Item 26.       Number of Holders of Securities
               -------------------------------

        Title of Class                      Number of Record Holders
        --------------                      ------------------------


        Common Stock
        ------------
        Growth Portfolio                            11  as of September 11, 1998

        Government Securities Portfolio             6  as of September 11, 1998

        Capital Appreciation Portfolio              11  as of September 11, 1998

        Intermediate Government Bond Portfolio      6  as of September 11, 1998

        International Portfolio                     5  as of September 11, 1998



Item 27.       Indemnification
               ---------------

       Section 302A.521 of the Minnesota Business Corporation Act requires indemnification of officers and directors of the Registrant under circumstances set forth therein. Reference is made to Article 9 of the Amended and Restated Articles of Incorporation (Exhibit 1), Article XIII of the Bylaws of Registrant (Exhibit 2 hereto), to Section 10 of the Underwriting Agreement (Exhibit 6) and to Section 8 of the Transfer Agent and Administrative Services Agreement (Exhibit 5a) for additional indemnification provisions.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Adviser
              ----------------------------------------------------

     Union Bank and Trust Company is a state bank chartered in the state of Nebraska and is engaged in the general banking business with trust powers. All Directors and officers of Union Bank and Trust Company are principally engaged in Banking unless otherwise indicated.

        Name of Director            Positions with       Other Substantial
        and Officer                 Adviser              Business Past Two Years
        -----------                 -------              -----------------------

        Jay L. Dunlap               Director and CEO             Banking

        Phylis Acklie               Director                   Vice President,
                                                               Corporate
                                                               Secretary and
                                                               Director,
                                                               Crete Carrier
                                                               Corporation,
                                                               Lincoln, Nebraska

        Gerry Dunlap                Director                     Banking

        Michael S. Dunlap           Director and Executive       Banking
                                    Vice President

        Angie Muhleisen             Director and Executive       Banking
                                    Vice President

        Tonn Osterguard             Director                     Banking

        Edwin C. Perry              Director                     Attorney

        R. David Wilcox             Senior Vice President -      Banking
                                    Trust Department

        William C. Eastwood         Senior Vice President -      Banking
                                    Trust Department

        Ken Backemeyer              Senior Vice President -      Banking
                                    Trust Department

        Ross Wilcox                 Director and President       Banking

        Robert Robart               Senior Vice President        Banking

        Keith May                   Executive Vice President     Banking

        Thomas D. Potter            Director                 President and Chief
                                                             Operating  Officer,
                                                             Lincoln Mutual Life
                                                             Insurance Company,
                                                             Lincoln, Nebraska

        Neil S. Tyner               Director                 Chairman, Director
                                                             and Chief Operating
                                                             Officer, Ameritas
                                                             Life Insurance
                                                             Company

The address is the address of the Adviser unless otherwise indicated, which is contained under "Management" in the Prospectus.

Item 29.       Principal Underwriters
              -----------------------

        (a)  SMITH  HAYES  Financial  Services  Corporation,   the  Registrant's
principal underwriter, also serves as the principal underwriter for SMITH HAYES Trust, Inc.

        (b)
                             Positions and                Positions and
Name and Principal           Offices with                 Offices with
 Business Address             Underwriter                 Registrant
-----------------            -------------              -----------------------

Thomas C. Smith              Chairman and                 Treasurer
200 Centre Terrace           President
1225 "L" Street
Lincoln, NE 68508


George W. Peterson           Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Max H. Callen                Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

A. John Walters              Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Allen J. Moore               Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Sharon A. Shelley            Director, VP, Sec/Treasurer  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

John H. Conley               Director                     n/a
444 Regency Parkway
Omaha, NE  68114

W. Don Nelson                Vice President               n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Pamela A. Feilmeier          Vice President               n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508


        (c) Not applicable.

Item 30.       Location of Accounts and Records
              --------------------------------

     All required accounts, books and records will be maintained by Thomas C. Smith, 200 Centre Terrace, 1225 "L" Street, P.O. Box 83000, Lincoln, Nebraska 68508 and Michael S. Dunlap, 4732 Calvert Street, Lincoln, Nebraska 68506

Item 31.       Management Services
             ----------------------

        Not applicable.

Item 32.       Undertakings
               ------------

        Not applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Lincoln, State of Nebraska, on the 29th day of September, 1998.



                                            STRATUS FUND, INC.


                                            By   /s/ Michael S. Dunlap

                                               Michael S. Dunlap, President


        Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on September 29, 1998:


     Signatures


   /s/ Michael S. Dunlap
Michael S. Dunlap
President,
Chief Executive Officer,
Secretary and Director


   /s/ Thomas C. Smith
Thomas C. Smith
Chief Financial Officer,
Treasurer and Director


  /s/ R. Paul Hoff
R. Paul Hoff
Director


   /s/ Stan Schrier
Stan Schrier
Director


   /s/ Edson L. Bridges, III
Edson L. Bridges, III
Director

                                INDEX TO EXHIBITS



   EXHIBIT
   NUMBER           DESCRIPTION
  ---------     -------------------------------

      1.(e)    Amended and Restated Articles of Incorporation.

      5.(g)    Amendment to Investment Advisory Agreement for Growth Portfolio.

      5.(h)    Amendment   to   Investment  Advisory   Agreement   for   Capital
               Apprectiation Portfolio


     11.(a)    Consent of Ballard  Spahr Andrews & Ingersoll dated September 29,
               1998.

     11.(b)    Consent of Deloitte & Touche LLP dated September 24, 1998.

     16.       Schedules of Performance  Computation  for periods ended June 30,
               1998.

     17.       Financial Data Schedules.